Exhibit 10.29

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

COLLABORATION, RESEARCH AND LICENSE AGREEMENT

BY AND BETWEEN

WYETH

acting through its

WYETH PHARMACEUTICALS DIVISION

AND

CURIS INCORPORATED

January 12, 2004

CONFIDENTIAL

CONFIDENTIAL

TABLE OF CONTENTS

			Page
1.	DEFINITIONS.		1

	1.1	“ACTIVATOR COMPOUND”	1
	1.2	“AFFECTED PRODUCT”	1
	1.3	“AFFILIATE”	1
	1.4	“AGREEMENT”	2
	1.5	“AGREEMENT COMPOUND”	2
	1.6	“AGREEMENT PRODUCT”	2
	1.7	“AGREEMENT PROTEIN”	2
	1.8	“CLINICAL DEVELOPMENT CANDIDATE”	2
	1.9	“COLLABORATION COMPOUND”	2
	1.10	“COLLABORATION TECHNOLOGY”	2
	1.11	“COMMERCIALLY REASONABLE EFFORTS”	3
	1.12	“COMPETING PRODUCT”	3
	1.13	“COMPETING PRODUCT MARKET”	3
	1.14	“COMPOUND”	3
	1.15	“CONFIDENTIAL INFORMATION”	3
	1.16	“CONTRACT YEAR”	4
	1.17	“CONTROLLED”	4
	1.18	“CURIS COMPOUND”	4
	1.19	“CURIS DATA”	4
	1.20	“CURIS FIELD”	4
	1.21	“CURIS MATERIALS”	5
	1.22	“CURIS OPTION COMPOUND”	4
	1.23	“CURIS PATENT RIGHTS”	4
	1.24	“CURIS STAFFING LEVEL”	5
	1.25	“CURIS TECHNOLOGY”	5
	1.26	“CURIS THIRD PARTY AGREEMENTS”	5
	1.27	“DEFAULT”	5
	1.28	“DERIVED COMPOUND”	5
	1.29	“DEVELOPMENT CANDIDATE”	5
	1.30	“DEVELOPMENT COMPOUND”	6
	1.31	“DEVELOPMENT TRACK”	6
	1.32	“EFFECTIVE DATE”	6
	1.33	“EMEA	6
	1.34	“EUROPE”	6
	1.35	“EVALUATION TAIL”	6
	1.36	“EXECUTIVE BOARD”	6
	1.37	“FDA”	6
	1.38	“FIRST COMMERCIAL SALE”	6
	1.39	“FTE SCIENTIST”	6
	1.40	“HATCH-WAXMAN ACT”	7
	1.41	“HEDGEHOG PATHWAY”	7
	1.42	“HIT COMPOUND”	7
	1.43	“HSR ACT”	7

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	1.44	“HSR CLEARANCE DATE”	7
	1.45	“HSR FILING”	7
	1.46	“IND”	8
	1.47	“JOINT INVENTIONS”	8
	1.48	“JOINT STEERING COMMITTEE” OR “JSC”	8
	1.49	“LEAD COMPOUND”	8
	1.50	“LOCAL ADMINISTRATION”	8
	1.51	“MAJOR MARKET COUNTRY”	9
	1.52	“NET SALES”	9
	1.53	“OPTION COMPOUND”	10
	1.54	“OPTION PRODUCT”	10
	1.55	“ORPHAN COMPOUND”	10
	1.56	“ORPHAN DEVELOPMENT COMPOUND”	10
	1.57	“ORPHAN INDICATION”	11
	1.58	“ORPHAN PRODUCT”	11
	1.59	“PATENT RIGHTS”	11
	1.60	“PATHWAY ACTIVATOR ACTIVITY”	11
	1.61	“PHASE II TRIAL”	11
	1.62	“PIVOTAL TRIAL”	11
	1.63	“PRODUCT”	11
	1.64	“PROGRAM INVENTIONS”	11
	1.65	“REGULATORY APPROVAL”	12
	1.66	“REGULATORY APPROVAL APPLICATION”	12
	1.67	“REGULATORY AUTHORITY”	12
	1.68	“RESEARCH FIELD”	12
	1.69	“RESEARCH MATERIALS”	12
	1.70	“RESEARCH PLAN”	13
	1.71	“RESEARCH PROGRAM”	13
	1.72	“RESEARCH PROGRAM MATERIALS”	13
	1.73	“RESEARCH TERM”	13
	1.74	“REVERTED COMPOUND”	13
	1.75	“ROYALTY TERM”	13
	1.76	“STOCK PURCHASE AGREEMENT”	13
	1.77	“TECHNOLOGY”	13
	1.78	“TERRITORY”	14
	1.79	“THIRD PARTY”	14
	1.80	“VALID PATENT CLAIM”	14
	1.81	“WYETH COMPOUND”	14
	1.82	“WYETH DATA”	14
	1.83	“WYETH FIELD”	14
	1.84	“WYETH MATERIALS”	14
	1.85	“WYETH OPTION”	14
	1.86	“WYETH TECHNOLOGY”	15

2.	LICENSES		15

	2.1	EXCLUSIVE LICENSES TO WYETH.	15
	2.2	BACKGROUND RIGHTS.	16
	2.3	LICENSES TO CURIS.	16
	2.3.1 Research Program License.		16
	2.3.2 Curis Field License.		16
	2.4	CURIS RETAINED RIGHTS.	16
	2.5	SUBLICENSES.	17

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	2.6	DIRECT LICENSES TO AFFILIATES OF WYETH.	17
	2.7	WYETH OPTION.	18
	2.7.1 Option.		18
	2.7.2 Standstill.		18
	2.7.3 Notice.		18
	2.7.4 Exercise of Option; Negotiation of Agreement.		19
	2.7.5 Restrictions.		19
	2.8	CURIS OPTION.	20
	2.9	RIGHT OF REFERENCE.	20
	2.10	PRESERVATION OF RIGHTS.	21

3.	RESEARCH PROGRAM.		21

	3.1	SCOPE AND CONDUCT OF THE RESEARCH PROGRAM.	21
	3.2	EXCLUSIVITY.	23
	3.3	COLLABORATORS.	24
	3.4	FUNDING OF THE RESEARCH PROGRAM.	25
	3.4.1 Wyeth’s Funding Obligation.		25
	3.4.2 Reporting and Reconciliation.		25
	3.4.3 Records and Audits.		26
	3.5	REPORTING AND DISCLOSURE.	26
	3.5.1 Reports.		26
	3.5.2 Quarterly Meetings.		27
	3.5.3 Disclosure.		27
	3.6	DATA.	27
	3.6.1 Storage/Archiving.		27
	3.6.2 Ownership.		27
	3.7	MATERIALS.	28
	3.7.1 Research Program Materials.		28
	3.7.2 Curis Materials.		29
	3.7.3 Wyeth Materials.		29
	3.7.4 Use of Materials; Disclaimer.		30
	3.8	TERM OF THE RESEARCH PROGRAM.	30
	3.9	EVALUATION TAIL.	30
	3.10	COMPOUNDS.	31
	3.10.1 Contribution of Curis Compounds.		31
	3.10.2 Wyeth’s Right to Select Compounds.		31
	3.10.3 Reversion of Compounds.		31
	3.11	COMPOUND INVENTORY.	31

4.	MANAGEMENT OF THE RESEARCH PROGRAM.		32

	4.1	JOINT STEERING COMMITTEE.	32
	4.2	FUNCTION OF JOINT STEERING COMMITTEE.	32
	4.3	MEETINGS OF THE JSC.	33
	4.4	DECISIONS OF THE JOINT STEERING COMMITTEE.	34
	4.5	EXECUTIVE BOARD.	34
	4.6	PROJECT LEADERS.	34
	4.7	AVAILABILITY OF EMPLOYEES.	34
	4.8	VISIT TO FACILITIES.	35

5.	DEVELOPMENT AND MARKETING.		35

	5.1	DEVELOPMENT OF AGREEMENT COMPOUNDS.	35
	5.2	DEVELOPMENT OF OPTION COMPOUNDS.	35

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	5.3	WYETH PERFORMANCE.	35
	5.4	REPORTS.	36
	5.5	REGULATORY SUBMISSIONS.	36
	5.6	MANUFACTURING.	36
	5.7	REGULATORY REPORTING.	37

6.	CONSIDERATION.		37

	6.1	INITIAL PAYMENT.	37
	6.2	CURIS STOCK.	37
	6.3	DEVELOPMENT PAYMENTS.	38
	6.4	ADDITIONAL DEVELOPMENT PAYMENTS.	38
	6.5	APPROVAL PAYMENTS.	39
	6.6	ROYALTIES.	39
	6.6.1 Products.		39
	6.6.2 Certain Option Products.		40
	6.7	ADJUSTMENTS TO ROYALTIES.	40
	6.7.1 Wyeth’s Third Party Agreements.		40
	6.7.2 Curis Third Party Agreements.		41
	6.7.3 Competing Products.		41
	6.8	NO PROJECTIONS.	41
	6.9	ROYALTY REPORTS; PAYMENTS.	42
	6.10	WITHHOLDING TAXES.	42
	6.11	BOOKS AND RECORDS; AUDIT RIGHTS.	43

7.	INTELLECTUAL PROPERTY.		44

	7.1	INVENTIONS.	44
	7.2	PATENT APPLICATIONS.	45
	7.2.1 Filing, Prosecution and Maintenance of Patent Rights.		45
	7.2.2 Patent Costs.		48
	7.2.3 Cooperation.		49
	7.3	PATENT TERM EXTENSIONS.	49
	7.4	PATENT CERTIFICATIONS.	50
	7.4.1 Notice; Actions.		50
	7.4.2 Orange Book Listings.		50
	7.5	ENFORCEMENT OF PATENT RIGHTS.	50
	7.5.1 Notice.		50
	7.5.2 Course of Action.		51
	7.5.3 Cooperation.		51
	7.5.4 Settlements; Recoveries.		51
	7.6	COOPERATION.	52
	7.7	REVOCATION OR INVALIDITY ACTIONS.	52
	7.8	PATENT INFRINGEMENT CLAIMS.	52

8.	CONFIDENTIALITY.		53

	8.1	CONFIDENTIALITY.	53
	8.2	AUTHORIZED DISCLOSURE AND USE.	54
	8.2.1 Disclosure.		54
	8.2.2 Use.		55
	8.3	CERTAIN REGULATORY FILINGS.	55
	8.4	PUBLIC ANNOUNCEMENTS; PUBLICATIONS.	55
	8.4.1 Announcements.		55
	8.4.2 Initial Press Release.		56

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	8.5	SCIENTIFIC PUBLICATIONS.	56

9.	REPRESENTATIONS AND WARRANTIES.		56

	9.1	REPRESENTATIONS AND WARRANTIES OF EACH PARTY.	56
	9.2	ADDITIONAL REPRESENTATIONS AND WARRANTIES OF CURIS.	57
	9.3	REPRESENTATION BY LEGAL COUNSEL.	58
	9.4	NO INCONSISTENT AGREEMENTS.	59
	9.5	DISCLAIMER.	59

10.	GOVERNMENT APPROVALS; TERM; TERMINATION.		59

	10.1	GOVERNMENT APPROVALS.	59
	10.1.1 HSR Filing.		59
	10.1.2 Other Government Approvals.		59
	10.1.3 Cooperation.		59
	10.2	EXPIRATION.	60
	10.3	TERMINATION UPON HSR DENIAL.	60
	10.4	BLOCKING PATENTS.	60
	10.5	TERMINATION OF RESEARCH PROGRAM UPON AN ACQUISITION.	61
	10.6	TERMINATION BY WYETH WITHOUT CAUSE.	62
	10.7	TERMINATION BY WYETH FOR SAFETY REASONS.	62
	10.8	DEFAULT.	62
	10.8.1 Notice of Default and Cure Period.		62
	10.8.2 Right to Terminate.		62
	10.8.3 Notice of Termination.		63
	10.9	EFFECTS OF TERMINATION.	63
	10.9.1 Termination of Research Program.		63
	10.9.2 Termination by Wyeth Under Section 10.6.		64
	10.9.3 Termination by Wyeth under Section 10.7.		64
	10.9.4 Termination by Curis under Section 10.8.2(a).		65
	10.9.5 Termination by Curis under Section 10.8.2(b).		66
	10.9.6 Termination by Wyeth under Section 10.8.2(c).		66
	10.10	BANKRUPTCY.	66
	10.11	ACCRUED RIGHTS; SURVIVAL.	67
	10.12	LIABILITIES.	68

11.	INDEMNITY; INSURANCE.		68

	11.1	INDEMNIFICATION BY WYETH.	68
	11.2	INDEMNIFICATION BY CURIS.	68
	11.3	PROCEDURE.	69
	11.4	INSURANCE.	69

12.	MISCELLANEOUS.		70

	12.1	ASSIGNMENT.	70
	12.2	FORCE MAJEURE.	70
	12.3	NOTICES.	71
	12.4	APPLICABLE LAW.	72
	12.5	DISPUTE RESOLUTION.	72
	12.5.1 Executive Mediation.		72
	12.5.2 Remedies.		72
	12.5.3 Jurisdiction.		73
	12.5.4 Provisional Remedies.		73
	12.6	NO CONSEQUENTIAL DAMAGES.	73

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12.7	ENTIRE AGREEMENT.	73
12.8	HEADINGS.	73
12.9	SEVERABILITY.	73
12.10	INDEPENDENT CONTRACTORS.	74
12.11	WAIVER.	74
12.12	INTERPRETATION.	74
12.13	PERFORMANCE BY AFFILIATES.	74
12.14	COUNTERPARTS.	75

Exhibit 1.23	Curis Patent Rights
Exhibit 1.26	Curis Third Party Agreements
Exhibit 9.2	Exceptions to Representations and Warranties

CONFIDENTIAL

COLLABORATION, RESEARCH AND LICENSE AGREEMENT

THIS AGREEMENT, dated as of January 12, 2004 (the “Signature Date”), between Wyeth, a Delaware corporation, acting through its Wyeth Pharmaceuticals Division, with a place of business at 500 Arcola Road, Collegeville, Pennsylvania 19426 (“Wyeth”), and Curis Incorporated, a Delaware corporation having its principal offices at 61 Moulton Street, Cambridge, Massachusetts 02138. Wyeth and Curis may each be referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Curis possesses scientific and proprietary technology and data and resources relating to the Hedgehog Pathway (as defined below); and

WHEREAS, Wyeth possesses scientific and technical resources relating to the development and commercialization of pharmaceutical products for the treatment of neurodegenerative and other diseases, and desires to obtain a license to Curis’ proprietary technology to further develop and commercialize pharmaceutical products for the treatment of, among other diseases, neurodegenerative diseases and neuropathies;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Parties hereto mutually agree as follows:

1.	DEFINITIONS.

1.1	“Activator Compound” shall mean a Compound whose biological activity is achieved in whole or in material part through activation of the Hedgehog Pathway.

1.2	“Affected Product” shall mean with respect to a country in the Territory, an Agreement Product sold in such country by Wyeth, its Affiliates or sublicensees.

1.3	“Affiliate” shall mean any corporation, partnership or other entity that controls, is controlled by, or is under common control with, the Party, person or entity specified. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns, directly or indirectly, at least fifty percent (50%) of the voting or equity rights of the other corporation or entity authorized to cast votes in any election of directors or, in the case of a non-corporate entity, with the power to direct the management and policies of such non-corporate entity. Notwithstanding the foregoing, the term “Affiliate” shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors or other governing body, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

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1.4	“Agreement” shall mean this document, together with all Exhibits hereto.

1.5	“Agreement Compound” shall mean a Curis Compound, Wyeth Compound or Collaboration Compound which has progressed to the level of Lead Compound or beyond. For the sake of clarity, “Agreement Compound” shall not include any Reverted Compound. Notwithstanding the foregoing, any Wyeth Compound that is in Wyeth’s Development Track and, subsequent to entering Wyeth’s Development Track is determined to be an Activator Compound through the use of the Curis Technology hereunder shall nevertheless not be considered to be an Agreement Compound hereunder unless, (i) based on such determination that such Wyeth Compound is also an Activator Compound, Wyeth elects to develop such Compound for therapeutic indications not then included in Wyeth’s development plan for such Wyeth Compound wherein such Wyeth Compound would exert its therapeutic effect for such additional therapeutic indications via activation of the Hedgehog Pathway; or (ii) manufacture, use or sale of such Compound would otherwise require a license under the Curis Patents.

1.6	“Agreement Product” shall mean any Product or Option Product.

1.7	“Agreement Protein” shall mean the Hedgehog protein (as described in [**], included in the [**] which have [**]”Clinical Development Candidate” shall mean a Development Candidate that, according to Wyeth’s then current normal and customary selection criteria for entry into Development Track, is designated by Wyeth or nominated by the JSC and approved by Wyeth as a candidate for further development toward IND filing, which further development may include, without limitation GMP synthesis, pre-IND toxicology studies and pre-IND formulation studies.

1.9	“Collaboration Compound” shall mean any Compound that (i) is not a Wyeth Compound or a Curis Compound and (ii) is screened or first synthesized by either Wyeth or Curis, or by Wyeth and Curis jointly, in the conduct of the Research Program.

1.10	“Collaboration Technology” shall mean that subset of Curis Technology and Wyeth Technology conceived or reduced to practice in the conduct of the Research Program.

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1.11	“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party with respect to any objective, reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to the research, development or commercialization of any Agreement Compound or Agreement Product, such efforts shall be substantially equivalent to those efforts and resources commonly used by a Party for a compound or product owned by it or to which it has rights, which compound or product is at a similar stage in its development or product life and is of similar market potential taking into account cost of development, regulatory risk, efficacy, safety, reimbursement factors, pricing, cost of sales and marketing, product life cycle, parallel importation considerations, Regulatory Authority-approved labeling, the competitiveness of alternative products in the marketplace or reasonably anticipated to enter the marketplace, the patent and other proprietary position of the Agreement Compound or Agreement Product, the likelihood of regulatory approval given the regulatory structure involved, the actual or anticipated profitability of the Agreement Compound or Agreement Product taking into account the royalties payable to licensors of patent or other intellectual property rights, alternative products and other relevant commercial factors. Commercially Reasonable Efforts shall be determined on a market-by-market basis for a particular Agreement Compound or Agreement Product, and it is anticipated that the level of effort will change over time (including, to the extent appropriate, the reduction or cessation of active promotional efforts), reflecting changes in the status of the Agreement Compound or Agreement Product and the market(s) involved.

1.12	“Competing Product” shall mean a product (other than a Product sold by a sublicensee of Wyeth) sold under a Regulatory Approval in a country of the Territory by a Third Party that contains as its principal active ingredient the same Activator Compound as is in the Affected Product in such country.

1.13	“Competing Product Market” shall mean, with respect to a country in the Territory, the sum of (i) the units sold of Competing Products in such country and (ii) the units sold of the Affected Product in such country

1.14	“Compound” shall mean a [**] compound (including, without limitation, [**].

1.15	“Confidential Information” shall mean, with respect to a Party, all non-public proprietary data or information Controlled by such Party, including laboratory notebooks, progress reports hereunder and unpublished patent applications, that are disclosed to the other Party in connection with this Agreement or information designated as “Confidential Information” of such Party hereunder, subject, in either case, to the exceptions set forth in Section 8.2.

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1.16	“Contract Year” shall mean each successive one (1) year period during the Research Term wherein the first such one (1) year period begins on the Effective Date.

1.17	“Controlled” shall mean possession of the ability to grant the other Party access, a license or sublicense (as applicable) as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such access, license or sublicense.

1.18	“Curis Compound” shall mean (i) a Compound from a compound library Controlled by Curis or one of its Affiliates as of the Effective Date, which Compound is contributed by Curis hereunder as part of the Research Program in accordance with the terms set forth in Section 3.10.1, (ii) a Compound [**] of the Research Program at any time during the Research Term, which Compound is contributed by Curis hereunder as part of the Research Program in accordance with the terms set forth in Section 3.10.1, or (iii) a Compound [**]. For purposes of this definition, [**] such Compound [**]

1.19	“Curis Data” shall have the meaning set forth in Section 3.6.2 hereof.

1.20	“Curis Field” shall mean [**] Compounds [**] Compounds [**], including but not limited to the [**] Compound [**]

1.21	“Curis Materials” shall mean proprietary Research Materials (other than Research Program Materials) Controlled by Curis as of the Effective Date or coming into Curis’ Control during the Research Term, which Research Materials are used by Curis in the conduct of the Research Program or are provided by Curis to Wyeth for use in the Research Program or in connection with the development by Wyeth of Agreement Compounds or Agreement Products under this Agreement. Curis will own those Curis Materials supplied by Curis to Wyeth hereunder.

1.22	“Curis Option Compound” shall mean a Collaboration Compound (i) which is also an Activator Compound and (ii) for which Curis has exercised the option granted to it under Section 2.8 hereof.

1.23

“Curis Patent Rights” shall mean those Patent Rights (other than Joint Patent Rights) Controlled by Curis as of the Effective Date or coming into the Control of Curis or its Affiliates during the term of this Agreement, which Patent Rights are

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necessary for the discovery, research, development or commercialization of any Hit Compound, Activator Compound, Agreement Compound, or Agreement Product. All patent applications and patents known to be existing as of the Signature Date and included within the Curis Patent Rights are identified in Exhibit 1.23 attached hereto

1.24	“Curis Staffing Level” shall mean that number of Curis FTE Scientists assigned to work on the Research Program in accordance with Section 3.1(d) hereof, for which Wyeth is obligated to reimburse Curis in accordance with Section 3.4 hereof.

1.25	“Curis Technology” shall mean all Technology Controlled by Curis on the Effective Date or during the term of this Agreement, including Curis Compounds and Curis’ rights in Joint Inventions, that claims or describes, or is necessary for the discovery, characterization, design, development or commercialization of Activator Compounds, Hit Compounds, Agreement Compounds and/or Agreement Products.

1.26	“Curis Third Party Agreements” shall mean those Agreements identified on Exhibit 1.26 attached hereto, which agreements are between Curis or any of its Affiliates and the indicated Third Parties, that relate to the Curis Technology, to any Agreement Compound, to the Hedgehog Pathway or to the Agreement Protein.

1.27	“Default” shall mean a breach of a Party’s obligations, representations or warranties under this Agreement, which breach is of such magnitude that, unless it is cured, it materially and significantly frustrates the benefit of the bargain and the principal purposes reasonably sought to be achieved by the other Party in entering into this Agreement or precludes such Party from performing its material obligations under the terms and conditions of this Agreement.

1.28	“Derived Compound” shall mean a Compound [**] that (i) [**] in the [**] Compound, and (ii) was [**] Compound [**] at least [**] at least [**] In view of the iterative nature of deriving Compounds, for the avoidance of doubt, a “Derived Compound” shall include any [**] Derived Compound [**].

1.29	“Development Candidate” shall mean a Lead Compound that, according to the criteria established by the JSC, is sufficiently active and specific to warrant further exploration as a potential Clinical Development Candidate (lead/series optimization; identification of a backup; pharmacology, acute tox, etc.).

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1.30	“Development Compound” shall mean a Clinical Development Candidate for which Wyeth has filed an IND with a Regulatory Authority in a Major Market Country seeking approval to initiate clinical trials in humans.

1.31	“Development Track” shall mean the research and development program for a Compound initiated upon designation by Wyeth’s Discovery Board (or any successor or substitute entity) in its sole discretion, of such Compound for advancement to pre-development stage (“Phase 0” or any successor or substitute designation) pursuant to Wyeth’s internal criteria and procedures.

1.32	“Effective Date” shall mean the later of (a) the date first set forth above as the Signature Date, (b) the date on which a determination is made by Wyeth that a notification of this Agreement is not required to be made under the HSR Act or (c) if Wyeth determines that a notification of this Agreement is required to be made under the HSR Act, the HSR Clearance Date.

1.33	“EMEA shall mean the European Medicines Evaluation Agency or any successor agency thereof.

1.34	“Europe” shall mean the member countries of the European Union and the member countries of the European Economic Area.

1.35	“Evaluation Tail” shall mean the one (1) year period following the expiration of the Research Term.

1.36	“Executive Board” shall mean a committee comprised of Wyeth’s Senior Vice President for Discovery Research and Curis’ Chief Scientific Officer, or their respective designees, which committee would be responsible for (i) approving the Annual Budget or any modifications thereto and (ii) approving the Staffing Level or any modifications thereto.

1.37	“FDA” shall mean the Food and Drug Administration of the United States Department of Health and Human Services or any successor agency thereof.

1.38	“First Commercial Sale” shall mean, with respect to any Agreement Product, the first sale by Wyeth, its Affiliates or sublicensees (other than Curis) to a Third Party of such Agreement Product in a country after all required marketing and pricing or reimbursement approvals have been granted by the applicable Regulatory Authority for such country.

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1.39	“FTE Scientist” shall mean a full time equivalent scientific person year, consisting of a total of [**] ([**]) hours per year of scientific work on or directly related to the Research Program. Such output must come from a scientific person holding a Bachelor of Science or graduate-level scientific degree (or such other person who regularly performs duties for a Party similar to those performed by persons holding such degrees) whose work is dedicated entirely to the Research Program. Scientific work on or directly related to the Research Program can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, carrying out management duties related to the Research Program, writing up results for publications or presentation and attending or presenting appropriate education programs, seminars and symposia.

1.40	“Hatch-Waxman Act” shall mean the United States Drug Price Competition and Patent Term Restoration Act of 1984 (Pub. Law 98-471), and the rules and regulations promulgated thereunder (or any successor thereto) and any equivalent legal requirements in other countries, as in effect from time to time during the term of this Agreement.

1.41	“Hedgehog Pathway” shall mean the [**] Hedgehog[**] as evidenced by the [**]

1.42	“Hit Compound” shall mean any Activator Compound that is demonstrated by initial screening (x) in the Research Program or (y) by Curis (with respect to Compounds Controlled by Curis) prior to the Effective Date, to have Pathway Activator Activity at a minimum level specified by the JSC.

1.43	“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

1.44	“HSR Clearance Date” shall mean the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereunder have expired or have been terminated.

1.45	“HSR Filing” shall mean filings by Wyeth and Curis with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.

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1.46	“IND” shall mean an Investigational New Drug Application covering a Product filed with the FDA pursuant to 21 CFR 312.20 or an equivalent filing in any other Major Market Country required for the clinical testing in humans of a pharmaceutical product.

1.47	“Joint Inventions” shall mean all Program Inventions for which it is determined, in accordance with United States patent law, that both: (i) one or more employees, consultants or agents of Curis or any other persons obliged to assign such Program Invention to Curis; and (ii) one or more employees, consultants or agents of Wyeth or any other persons obliged to assign such Program Invention to Wyeth, are joint inventors of such Program Invention.

1.48	“Joint Steering Committee” or “JSC” shall mean a committee comprised of up to four (4) representatives of each of Curis and Wyeth (or such lesser number as the JSC may determine) responsible for the supervision and coordination of the Research Program as set forth in Article 3 below.

1.49	“Lead Compound” shall mean (i) a Curis Compound, a Wyeth Compound or a Collaboration Compound that is identified during the conduct of the Research Program as being an Activator Compound, that is identified by Curis (with respect to Compounds Controlled by Curis) prior to the Effective Date as having Pathway Activator Activity at or above a minimum level specified by the JSC, or that is identified by or for Wyeth during the Evaluation Tail as having Pathway Activator Activity at or above a minimum level specified by the JSC; and (ii) any Derived Compound of the foregoing or any Derived Compound of a Hit Compound that is identified by or for either Party after the Research Term as being an Activator Compound. Notwithstanding the foregoing, (A) any Wyeth Compound for which development efforts are conducted by Wyeth after the Research Term without the use of any Curis Technology and (B) any Curis Compound that was not designated as a Lead Compound prior to the end of the Evaluation Tail and where development efforts are conducted by Curis after the Research Term, which Wyeth Compound or Curis Compound is developed or commercialized solely for the treatment or prevention of diseases in humans whose therapeutic, prophylactic or other beneficial effects are not mediated, in whole or in material part, through activation of the Hedgehog Pathway, shall not be deemed a Lead Compound, even if such Compound tested positive as a Activator Compound during the Research Term.

1.50

“Local Administration” shall mean the administration of a Compound at or near the target site desired to be affected by the Compound (e.g., within the lumen of a vessel where it is desired to prevent restenosis after implantation of a cardiovascular stent coated with the Compound) in order to achieve a high local

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concentration (as opposed to a diffused systemic concentration) of such Compound at or near such target site. For the sake of clarity “Local Administration” shall not include any administration of a Compound at a site distally located to the target site, including, without limitation, oral administration or administration via intravenous catheter or other parenteral methods.

1.51	“Major Market Country” shall mean [**].

1.52	“Net Sales” with respect to any Agreement Product shall mean the gross amount invoiced by Wyeth, its Affiliates, licensees or sublicensees (including any co-marketing partners), to unrelated third persons less, to the extent included in the gross invoice amount, the reasonable and customary deductions for: (i) trade, quantity and cash discounts and allowances actually allowed or given; (ii) freight, shipping insurance and other transportation expenses incurred in transporting such Agreement Product in final form to such customers; (iii) credits or refunds actually allowed for rejections, defects or recalls of such Agreement Products, outdated or returned Agreement Products, or retroactive price reductions; (iv) sales, value-added, excise taxes, tariffs and duties, and other taxes directly related to the sale (but not including taxes assessed against the income derived from such sale); (v) chargebacks granted to wholesalers; (vi) rebates, including managed care, Medicaid and other governmental rebates, in respect of the sales of the Agreement Products; and (vii) management fees paid during the relevant time period to group purchasing organizations and relating specifically to the sale of the Agreement Product to its members. All such discounts, allowances, credits, rebates and other deductions shall be fairly and equitably allocated to the Agreement Products and other products or services of Wyeth, its Affiliates, licensees or sublicensees such that the Agreement Products do not bear a disproportionate portion of such deductions. The transfer of Agreement Products by Wyeth or one of its Affiliates to either (i) another Affiliate of Wyeth or (ii) a licensee or sublicensee of Wyeth, shall not be considered a sale; in such cases, Net Sales shall be determined based on the invoiced sales price by the Affiliate, licensee or sublicensee to an unrelated third person, less the deductions allowed under this Section 1.52. Every other commercial use or disposition of a Agreement Product by Wyeth or its Affiliates, licensees or sublicensees in barter or other transactions (other than dispensing of reasonable and customary quantities of promotional samples) shall be considered a sale of such Agreement Product at the weighted average Net Sales price for such Agreement Product during the preceding quarter.

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With respect to a Agreement Product that contains one or more Agreement Compounds combined as a single pharmaceutical product with one or more other therapeutically active ingredients (other than any drug delivery vehicles, adjuvants, or excipients)(a “Combination Product”), the Net Sales of such Combination Product shall first be calculated in accordance with the definition of Net Sales set forth above, and then the Net Sales of such Combination Product shall be determined on a country-by-country basis as follows:

(i)	multiply the Net Sales of such Combination Product by the fraction A/(A+B), where A is the total of the average selling prices of such Agreement Compound(s) when sold separately as a pharmaceutical product in such country and B is the total of the average selling prices of each other active ingredient when sold alone as a pharmaceutical product in such country; or

(ii)	if either the average selling price of all Agreement Products containing as their sole active ingredient an Agreement Compound in such Combination Product or the average selling price of all other active ingredients in such Combination Product is not available, multiply the Net Sales of such Combination Product by a percentage, determined by mutual agreement of the Parties, which represents the proportionate economic value contributed by the Agreement Compound(s) in such Combination Product.

Notwithstanding the foregoing, Net Sales shall not include any consideration received by Wyeth, its Affiliates, licensees or sublicensees in respect of the sale, use or other disposition of a Agreement Product in a country as part of a clinical trial prior to the receipt of all marketing and pricing or reimbursement approvals by Regulatory Authorities in such country required to commence full commercial sales of such Agreement Product in such country.

Additionally, for the sake of clarity, sales of a Agreement Product in any country of the Territory after the expiration of the Royalty Term for such Agreement Product in such country shall not be included in the calculation of Net Sales for such Agreement Product.

1.53	“Option Compound” shall have the meaning set forth in Section 2.7.1 hereof.

1.54	“Option Product” shall mean any product for commercial sale containing an Option Compound.

1.55	“Orphan Compound” shall mean a Reverted Compound or Curis Option Compound being developed by Curis for use in an Orphan Indication.

1.56	“Orphan Development Compound” shall mean an Orphan Compound for which Wyeth has exercised the Wyeth Option.

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1.57	“Orphan Indication” shall mean a therapeutic indication wherein a Compound being developed for the treatment thereof would qualify for designation as an Orphan Drug according to the criteria specified by the U.S. FDA and as set forth in the U.S. Orphan Drug Act (21 USC 360aa, et seq.).

1.58	“Orphan Product” shall mean a product for commercial sale containing an Orphan Development Compound.

1.59	“Patent Rights” shall mean all rights and interests in and to all issued patents and pending patent applications in any country, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including Supplementary Protection Certificates or the equivalent thereof.

1.60	“Pathway Activator Activity” shall mean the activation of the Hedgehog Pathway as evidenced by [**].

1.61	“Phase II Trial” shall mean a study of an Agreement Compound in human patients to determine initial efficacy or dose range finding before initiating a Pivotal Trial, which study is initiated after the completion of all phase I clinical trials of such Agreement Compound.

1.62	“Pivotal Trial” shall mean a phase III clinical trial which, if the pre-defined endpoints are met, is intended to be submitted as the primary part of a Regulatory Approval Application as statistically significant data in support of a Product’s safety and efficacy for the intended indication.

1.63	“Product” shall mean any final dosage form of a pharmaceutical product containing a Development Compound, independent of indication, route of administration, or dosage strength or form.

1.64	“Program Inventions” shall mean all inventions, discoveries and improvements (whether or not patentable), necessary or useful to discover, develop, make, use, or sell pharmaceutical products for clinical use in the Wyeth Field or Curis Field, including Derived Compounds, Collaboration Compounds, and inventions, discoveries and improvements relating to the Hedgehog Pathway or the discovery or use of Activator Compounds, that, in all cases, are conceived or first reduced to practice in the conduct of the Research Program by one or more individuals who are employees, agents, consultants or subcontractors of one of the Parties and who is working on the Research Program at the time of their inventive contribution.

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1.65	“Regulatory Approval” shall mean shall mean the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approvals of Regulatory Approval Applications, supplements and amendments, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Agreement Products in a regulatory jurisdiction. For the sake of clarity, Regulatory Approval shall not be deemed to have been obtained for an Agreement Product in a country until all applicable pricing and reimbursement approvals have also been obtained for such Agreement Product in such country.

1.66	“Regulatory Approval Application” shall mean an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of an Agreement Product for use in one or more indications in a regulatory jurisdiction within the Territory.

1.67	“Regulatory Authority” shall mean any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the Territory involved in the granting of Regulatory Approval for a Product or whose approval is required for the conduct of clinical trials of an Agreement Compound in such country(ies).

1.68	“Research Field” shall mean the discovery, characterization, design, development and commercialization of Compounds for the treatment or prevention of neurodegenerative diseases or conditions and/or neuropathies wherein such Compounds exert such therapeutic, prophylactic or other beneficial effects are achieved, in whole or in material part, through Pathway Activator Activity.

1.69	“Research Materials” shall mean all knockout and transgenic mice and other animal models, cell lines, tissue samples, cDNA, genes, plasmids, constructs, vectors, receptors and other proteins, crystals, and other biological and chemical materials that are necessary or may be useful as research tools to conduct the Research Program (other than any Compounds).

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1.70	“Research Plan” shall mean the plan agreed to by the Parties for the collaborative conduct of a research and development program to discover and develop Activator Compounds in the Research Field, as amended from time to time as agreed by the JSC.

1.71	“Research Program” shall mean the synthesizing of Compounds, screening, testing, evaluation, optimization, and other activities to be conducted by or on behalf of the Parties during the Research Term, in accordance with the Research Plan.

1.72	“Research Program Materials” shall mean Research Materials developed by Curis and/or Wyeth in the course of conduct of the Research Program. Research Program Materials also will include the Agreement Protein and clones, cell lines and other materials encompassing, expressing, and/or containing the Agreement Protein or any component of the Hedgehog Pathway.

1.73	“Research Term” shall mean the period of time inclusive of the Initial Term and, to the extent applicable if entered into in accordance with Section 3.8, the First Extension and each Additional Extension.

1.74	“Reverted Compound” shall mean a Compound that reverts to Curis in accordance with Section 3.10.3 hereof.

1.75	“Royalty Term” shall mean, with respect to each Agreement Product in each country in the Territory, the period of time ending on the later of: (i) ten (10) years from the date of the First Commercial Sale of such Agreement Product in such country; and (ii) the latest date on which the manufacture, use or sale of such Agreement Product in such country is covered by a Valid Patent Claim.

1.76	“Stock Purchase Agreement” shall mean that certain common stock purchase and registration rights agreement entered into by and between Wyeth and Curis on even date herewith.

1.77	“Technology” shall mean Patent Rights, Research Materials, Compounds, proprietary data, information and all intellectual property, including trade secrets, know-how, electronic and physical databases of chemical structures and Compounds, practices, knowledge, skill, experience, test data, and marketing, sales and manufacturing data, inventions and technology, whether patentable or not, pertaining to the Hedgehog Pathway and/or activation thereof.

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1.78	“Territory” shall mean the entire world.

1.79	“Third Party” shall mean any entity other than Curis or Wyeth and their respective Affiliates.

1.80	“Valid Patent Claim” shall mean any of: (a) a claim of an issued and unexpired patent included with the Curis Technology, which claim has not lapsed, been canceled or become abandoned and has not been declared invalid by a decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer, or (b) a claim of a pending application included with the Curis Technology for a patent to the extent the invention described in such claim has not been abandoned without being refiled in another application or finally rejected by an administrative agency action from which no appeal can be taken, or shall not have been pending for more than seven (7) years. For purposes of this definition, time periods shall be measured cumulatively for claims in a later filed application in a country which are substantially the same as claims in an earlier filed application in that country (other than a provisional patent application). If a claim of a patent application that ceased to be a Valid Patent Claim under clause (b) above due to the passage of time later issues as part of a patent described within clause (a) above then it shall again be considered to be a Valid Patent Claim effective as of the issuance of such patent.

1.81	“Wyeth Compound” shall mean (i) a Compound [**] Wyeth as of the Effective Date, which Compound is contributed by Wyeth hereunder as part of the Research Program[**] (ii) a Compound [**] Wyeth [**] Wyeth [**] Wyeth hereunder as part of the Research Program, or (iii) a Compound [**] Wyeth in accordance with [**]. For purposes of this definition, [**].

1.82	“Wyeth Data” shall have the meaning set forth in Section 3.6.2 hereof.

1.83	“Wyeth Field” shall mean the treatment or prevention of diseases and/or disorders in humans.

1.84	“Wyeth Materials” shall mean proprietary Research Materials (other than Research Program Materials) Controlled by Wyeth as of the Effective Date or coming into Wyeth’s Control during the Research Term, which Research Materials are used by Wyeth in the conduct of the Research Program or are provided by Wyeth to Curis for use in the Research Program. Wyeth will own those Wyeth Materials supplied by Wyeth to Curis hereunder.

1.85	“Wyeth Option” shall mean the right of first negotiation granted to and exercisable by Wyeth under Section 2.7 hereof.

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1.86	“Wyeth Technology” shall mean all Technology Controlled by Wyeth, including Wyeth Compounds and Wyeth’s rights in Joint Inventions, on the Effective Date or during the term of this Agreement that relates specifically to, claims or describes, or is necessary for the discovery, characterization, design, development or commercialization of Hit Compounds, Agreement Compounds, Agreement Products, and/or the Agreement Protein.

2.	LICENSES

2.1	Exclusive Licenses to Wyeth. Curis hereby grants to Wyeth:

(a)	during the Research Term, the exclusive worldwide right and license to use the Curis Technology to the extent necessary to conduct the Research Program;

(b)	during the Evaluation Tail, the exclusive worldwide right and license to use the Curis Technology to the extent necessary to determine whether any of the then identified Hit Compounds or Activator Compounds can become Lead Compounds and to further screen and conduct selectivity testing of any Lead Compounds identified in the Research Term for the purpose of determining whether Wyeth will select any such Lead Compounds as Development Candidates;

(c)	the exclusive royalty-bearing right and license to use the Curis Technology to develop and have developed Agreement Compounds and Products and to make, have made, use, import, export, market, offer for sale, sell and have sold Products in the Territory for use in the Wyeth Field; and

(d)	if Wyeth exercises the Wyeth Option with respect to any Option Compound, the exclusive royalty-bearing right and license to use the Curis Technology to develop and have developed such Option Compound and any Option Product containing such Option Compound and to make, have made, use, import, export, market, offer for sale, sell and have sold such Option Products in the Territory for use in the Wyeth Field.

The licenses granted under paragraphs (c) and (d) of this Section 2.1 shall continue on an Agreement Product-by-Agreement Product and country-by-country basis for the duration of the applicable Royalty Term. Upon expiration of each Royalty Term in each country for each Agreement Product, the license granted to Wyeth under Section 2.1(c) or Section 2.1(d), as applicable, for such Agreement Product in such country shall thereafter be a fully paid-up, perpetual, irrevocable, royalty-free license.

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2.2	Background Rights. If the development, manufacture, use, importation, exportation or sale by Wyeth, its Affiliates or sublicensees of any Agreement Compound or Agreement Product within the scope of the licenses granted under this Article 2 would infringe during the term of this Agreement any rights under Curis Technology or other Technology Controlled by Curis (“Background Rights”) and which Background Rights are not covered by the applicable grant in this Article 2, Curis agrees that it will not assert such Background Rights against Wyeth, its sublicensees, successors or assignees, so as to prevent Wyeth, its sublicensees, successors or assignees from exercising such license rights to develop, make, have made, use, import, export, sell and have sold such Agreement Compound and Agreement Product or to so practice the Collaboration Technology in the Territory or so as to obtain any payment or consideration, in excess of that expressly provided for in this Agreement, from Wyeth, its sublicensees, successors and/or assignees.

2.3	Licenses to Curis.

2.3.1	Research Program License. Wyeth hereby grants to Curis during the Research Term (i) a non-transferable, non-exclusive right and license, with no right to sublicense, under the Wyeth Technology to the extent that such right and license shall be necessary for Curis to perform its obligations under the Research Program, and (ii) a non-transferable, non-exclusive right and license to use all data and information generated in the conduct of the Research Program, but only as shall be reasonably necessary for Curis to perform its obligations under the Research Program.

2.3.2	Curis Field License. Subject to Section 2.7 below, Wyeth hereby grants to Curis an irrevocable, exclusive sublicense under that Curis Technology licensed to Wyeth under Section 2.1 above for Curis to develop, make, have made, offer for sale, sell and have sold Reverted Compounds for use in the Curis Field. For the sake of clarity, the license granted to Curis under this Section 2.3.2 shall include no right to any Wyeth Compound.

2.4

Curis Retained Rights. The exclusive licenses granted to Wyeth in Section 2.1 above shall be subject to the retention by Curis of a non-exclusive right and license (with no right to sublicense, except to its Affiliates), to the extent necessary for Curis to perform its obligations under the Research Program hereunder and for [**]. For the avoidance of doubt, Curis retains a non-exclusive right and license, with rights to sublicense, consistent with those obligations contained in the Curis Third Party Agreements, to the Curis Technology, including the Research Materials and Agreement Protein, and the Curis Patents associated with the Agreement Protein, to the limited extent necessary for Curis to perform

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its obligations under such Curis Third Party Agreements, provided, however, that in no event shall Curis grant to any Third Party and right to make, use or commercialize any Agreement Compound except to the extent permitted under Section 2.7 hereof. In addition, for clarification purposes, Curis expressly reserves the right to practice and to grant licenses under the Curis Technology [**] that are [**] and no explicit or implied license is granted to Wyeth [**] under the Curis Technology.

2.5	Sublicenses. Neither Party may grant any sublicenses to the rights granted to it under this Article 2 without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing: (a) each Party may grant sublicenses to any of its Affiliates to conduct portions of the Research Program and, to the extent that such sublicense is approved by the JSC, either Party may grant sublicenses to Third Parties to conduct portions of the Research Program, (b) Wyeth may grant sublicenses to Affiliates, Third Parties which resell or otherwise distribute Products, and Third Parties which manufacture such Products for sale by such parties, (c) Wyeth may appoint co-marketing partners, and (d) Wyeth may grant sublicenses to one or more Third Parties to conduct the clinical development of Products. All sales of Agreement Products by any such sublicensees (other than Curis or any of Curis’ Affiliates) or co-marketing partners (other than Curis or any of Curis’ Affiliates) of Wyeth shall be included in Net Sales. In the event that any sublicenses are granted under this Section 2.5, such sublicenses shall be set forth in a written agreement containing confidentiality, indemnity, reporting and access to data and information obligations comparable to those set forth herein, and such other terms as are required under existing Curis Third Party Agreements, and no sublicense shall relieve such Party of any of its obligations under this Agreement. Wyeth’s right to sublicense is limited to the extent the existing Curis Third Party Agreements permit Wyeth, as Curis’ sublicensee under such existing Curis Third Party Agreements, to grant further sublicenses Wyeth and its permitted sublicensees agree to be bound by the applicable terms and provisions of those Curis Third Party Agreements existing as of the Signature Date. Wyeth agrees that, to the extent Wyeth is a sublicensee of Curis’ rights [**] Wyeth shall be subject to the provisions set forth [**] that apply to Curis, and that to the extent Wyeth is a sublicensee of Curis’ rights [**] Wyeth shall be subject to the provisions set forth [**].

2.6

Direct Licenses to Affiliates of Wyeth. Wyeth may at any time request and authorize Curis to grant licenses directly to Affiliates of Wyeth by giving written notice designating to whom a direct license is to be granted. Upon receipt of any such notice, Curis shall enter into and sign a separate direct license agreement with such designated Affiliate of Wyeth. All such direct license agreements shall

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be consistent with the terms and conditions of this Agreement, except for such modifications as may be required by the laws and regulations in the country in which the direct license will be exercised. In countries where validity of the direct license agreement requires prior government approval or registration, such direct license agreement shall not become binding between the parties thereto until such approval or registration is granted, which approval or registration shall be obtained by Wyeth.

2.7	Wyeth Option.

2.7.1	Option. Curis hereby grants to Wyeth the exclusive option to obtain a worldwide, exclusive license under the Curis Technology to develop, have developed, make, have made, use, import, offer for sale, sell and have sold any (i) Orphan Compound and (ii) any Reverted Compound or Curis Option Compound which has been or is being developed for the treatment of cardiovascular disease by local administration (e.g., in a coronary artery stent) each of which by the JSC’s determination would otherwise meet the requirements for a Clinical Development Candidate (each, an “Option Compound”).

2.7.2	Standstill. Except and until such time as expressly permitted under Section 2.7.4, Curis shall not, directly or indirectly, expressly or implicitly,

(i)	grant to any Third Party any license or other right under any of the Curis Technology with respect to any Option Compound; or

(ii)	enter into negotiations with any Third Party, make any offer to any Third Party, solicit any offer from any Third Party, or otherwise engage in any discussions with any Third Party with respect to or in contemplation of the actual or potential grant to any such Third Party of a license or other rights under any of the Curis Technology with respect to any Option Compound.

2.7.3

Notice. On an Option Compound by Option Compound basis, promptly after Curis has completed all studies on such Option Compound and collected that data with respect to such Option Compound which would be necessary for the JSC to determine that such Option Compound would meet the requirements for designation as a Clinical Development Candidate if such Option Compound were otherwise an Agreement Compound, Curis shall provide written notice to Wyeth offering Wyeth the opportunity to obtain an exclusive worldwide license for the development, manufacture and commercialization of such Option

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Compound. Any such notice provided to Wyeth shall be accompanied by complete and accurate copies, certified by an officer of Curis, of all available data and summaries thereof and all other information that Curis has in its possession or control with respect to such Option Compound.

2.7.4	Exercise of Option; Negotiation of Agreement. Within [**] ([**]) days of Wyeth’s receipt of the written notice and all accompanying information as required under Section 2.7.3, Wyeth shall notify Curis, in writing, as to whether Wyeth desires to obtain a license to develop, manufacture and commercialize such Option Compound. In the event that Wyeth exercises its option for such Option Compound within such [**] ([**]) day period, the license granted under Section 2.1(d) with respect to such Option Compound for Orphan Compounds shall automatically become effective For Option Compounds other than Orphan Compounds, Wyeth and Curis shall negotiate mutually acceptable license terms and, in the event that the Parties are able to reach agreement on such terms, shall amend this Agreement accordingly. This negotiation shall occur within [**] ([**]) days of Wyeth’s original notice to Curis. In the event that Wyeth, within the [**] ([**]) day period set forth above in this Section 2.7.4 either notifies Curis that it does not desire to obtain a license for such Option Compound that are Orphan Compounds, or fails to notify Curis that it desires to obtain a license for such Option Compound, that are Orphan Compounds, Curis, notwithstanding Section 2.7.2, but subject to Section 2.7.5, shall be free to enter into discussions or negotiations with any Third Party for the grant to such Third Party of a license to develop, manufacture and/or commercialize such Option Compound. In the event that the Parties, following the [**] ([**]) day period set forth above in this Section 2.7.4 for negotiation of a license to Option Compounds that are not Orphan Compounds, are unsuccessful in reaching an agreement on terms, Curis, notwithstanding Section 2.7.2, but subject to Section 2.7.5, shall be free to enter into discussions or negotiations with any Third Party for the grant to such Third Party of a license to develop, manufacture and/or commercialize such Option Compound.

2.7.5	Restrictions. During the [**] period following the expiration of the relevant [**] ([**]) day [**] ([**]) day period (as may be[**]extended by mutual agreement described above, Curis shall [**] which,[**] terms and conditions contained in this Agreement with respect to [**] such terms and conditions [**] such terms and conditions. [**] such terms and conditions, the Parties shall promptly [**] such terms and conditions. [**] such terms and conditions, Curis shall thereafter [**] such terms and conditions.

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2.8	Curis Option. Wyeth hereby grants to Curis an option for Curis to obtain a worldwide, exclusive license under the Wyeth Technology and a worldwide, exclusive sublicense under the Curis Technology licensed to Wyeth hereunder, each subject to the Wyeth Option, to develop, have developed, make, have made, use, import, offer for sale, sell and have sold, for use in the Curis Field or as an Orphan Product, any Collaboration Compound which (i) is also an Activator Compound, (ii) has reverted to Wyeth in accordance with Section 3.10.3 hereof, and (iii) has not been designated by Wyeth as a lead compound or is not the member of a series of compounds including a compound that has been designated by Wyeth as a lead compound in a Wyeth discovery program for the treatment of a disease or disorder other than through activation of the Hedgehog Pathway. On a Collaboration Compound by Collaboration Compound basis, within [**] ([**]) days after such Collaboration Compound reverts to Wyeth in accordance with Section 3.10.3 hereof, Curis may exercise the option granted to it under this Section 2.8 by providing Wyeth with written notice so exercising such option, such notice specifying the Collaboration Compound for which the option is being exercised and whether Curis intends to develop such Collaboration Compound in the Curis Field and/or as an Orphan Product. If Curis so exercises such option with respect to such Collaboration Compound, Wyeth and Curis, shall negotiate and sign an agreement pursuant to which Wyeth grants to Curis an exclusive license under the Wyeth Technology and an exclusive sublicense under the Curis Technology, to develop, have developed, make, have made, use, import, offer for sale, sell and have sold such Compound for use in the Curis Field and/or as an Orphan Product, consistent with the notice so provided by Curis. Such license agreement shall (i) include payment provisions to be mutually agreed upon by the Parties in good faith, (ii) include diligence obligations with respect to Curis’ development and commercialization of such Collaboration Compound similar to those imposed upon Wyeth for Agreement Compounds and Agreement Products in Article 5 hereof, (iii) include provisions for reimbursement by Curis of patent prosecution and maintenance expenses incurred in connection with such Collaboration Compound and (iv) other reasonable, non-financial terms and conditions customary for an agreement of such type. If Curis fails to exercise such option within the [**] ([**]) day period provided for in this Section 2.8 Curis shall have no further right, title or interest in or to such Collaboration Compound.

2.9	Right of Reference. Curis hereby grants to Wyeth a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b), to any data Controlled by Curis or its Affiliates that relates to the Curis Technology, any Agreement Compound or any Product, and, if requested by Wyeth, Curis shall provide a signed statement to this effect in accordance with 21 C.F.R. § 314.50(g)(3).

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2.10	Preservation of Rights. During the term of this Agreement, Curis will use diligent efforts not to diminish the rights under the Curis Technology granted to Wyeth hereunder, including, without limitation, (i) not amending any Curis Third Party Agreement under which Curis Controls any such Curis Technology in any manner which may be detrimental to Wyeth, without Wyeth’s prior written consent, and (ii) using diligent efforts not to take or omit to take any actions that would breach any agreements between itself and Third Parties that provide for intellectual property rights applicable to the research, development, manufacture or commercialization of any Agreement Compound or Agreement Product, the breach of which would be reasonably likely to have a material adverse effect on the discovery, research, development, manufacture or commercialization of any Agreement Compound or Agreement Product. Curis will provide Wyeth promptly with notice of any such alleged breach. In order for Curis to comply with (ii) above, Wyeth agrees to use its Commercially Reasonable Efforts to assist Curis in complying with Curis’ obligations (including diligence obligations) under the Curis Third Party Agreements, to the extent such obligations relate to Agreement Compounds, Agreement Products or otherwise to the rights arising under such Third Party Agreements and sublicensed by Curis to Wyeth hereunder.

3.	RESEARCH PROGRAM.

3.1	Scope and Conduct of the Research Program.

(a)	Promptly after the Signature Date, the Parties will meet to prepare and approve the initial Research Plan, which Research Plan will not become effective prior to the Effective Date.

(b)	Curis and Wyeth will conduct research and development on a collaborative basis with the goal of the discovery, development and commercialization of Activator Compounds for the treatment of diseases in humans in the Research Field, as more specifically provided in the Research Plan.

(c)	The Research Program shall be conducted by the Parties in compliance with all applicable good laboratory practices and other applicable legal requirements and in good scientific manner to attempt to achieve its objectives efficiently and expeditiously.

(d)

Each Party shall use Commercially Reasonable Efforts to perform its obligations under the Research Program according to the priorities established by the Research Plan and the JSC. Scientists at Curis and Wyeth shall cooperate to facilitate achievement of the goals of the Research Program. Each Party shall commit to the Research Program such

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personnel, facilities, equipment, materials, Technology and other scientific resources as may be required consistent with its obligation to use Commercially Reasonable Efforts to attempt to achieve the objectives set forth in the Research Plan or otherwise established by the JSC from time to time.

(e)	Without limiting the foregoing, Curis initially will devote to the Research Program at least [**] ([**]) FTE Scientists during each Contract Year. At six (6) month intervals during the Research Term, the JSC shall review the staffing needs to accomplish the objectives of the Research Program during the following six (6) months and recommend to the Executive Board an increase or decrease to the then current Curis Staffing Level. The Executive Board, after considering in good faith the recommendation of the JSC, shall determine the Curis Staffing Level for such six (6) month period, provided, however, that in no event shall the Curis Staffing Level be greater than [**] ([**]) FTE Scientists or less than [**] ([**]) FTE Scientists during the Research Program and, provided further, that the JSC shall not require Curis to utilize Third Party subcontractors to provide more than [**] ([**]) such FTE scientists to fulfill Curis’ commitments hereunder without Curis’ consent. All of the Curis scientists that are identified as FTE Scientists assigned to the Research Program shall be required to devote substantially all of the total time actually worked by such scientists to scientific work directly in support of the Research Program. If any such full time scientist ceases to be employed by Curis (or is placed on medical or other leave), Curis shall replace such scientist with another scientist and such replacement scientist’s time working on the Research Program shall be “tacked” on to the time worked on the Research Program by such replaced scientist.

(f)	No later than ninety (90) days prior to the commencement of each Contract Year after the first Contract Year, the JSC shall review the Research Plan and confirm or amend its applicability for the following Contract Year. Each annual Research Plan shall be in writing and, to the extent the JSC determines appropriate, shall set forth with reasonable specificity the research objectives, priorities, research milestones, budgets (which shall be subject to the approval of the Executive Board), and Curis Staffing Level (subject to adjustment as provided in Section 3.1(d) above) requirements for the period covered by such annual Research Plan to the extent not addressed by this Agreement and the Exhibits attached hereto. The JSC may make adjustments to the Research Plan at its quarterly meetings or as it may otherwise determine.

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3.2	Exclusivity.

(a)	Unless specifically permitted under this Agreement and except to the extent research has been undertaken by Third Parties pursuant to Curis Material Transfer Agreements and Sponsored Research Agreements in existence as of the Signature Date: (i) until the expiration or termination of the Evaluation Tail, Curis and its Affiliates shall not, either directly or indirectly, enter into any new agreement with any Third Party with respect to the Curis Technology for use in the Research Field, other than Material Transfer Agreements or Sponsored Research Agreements that are approved by the JSC and (ii) until the expiration or termination of the Research Term, neither Curis nor Wyeth shall, either directly or indirectly, otherwise knowingly engage in any research, development or commercialization in the Research Field. Notwithstanding the forgoing, ifnew Activator Compoundscome into the Control of Curis or its Affiliates or are synthesized or acquired by Curis during the Research Term but outside the conduct of the Research Program and are not synthesized or acquired primarily for use in other discovery programs (whether conducted internally or with Third Parties),Curis will promptly notify Wyeth and the new Activator Compounds will be included in the Research Program.

(b)	Notwithstanding the foregoing, each Party may collaborate in the Research Field with universities and other non-profit organizations so long as: (i) such entities shall be subject to confidentiality undertakings in respect to the Confidential Information of both Parties; (ii) all rights acquired by the collaborating Party to use in the Wyeth Field or Curis Field any Patent Rights and data resulting from such collaboration shall be licensed to the other Party in accordance with the terms of this Agreement, however, no independent obligation is imposed upon either Party to acquire such new license rights if they are not otherwise required in order for Wyeth to practice the rights granted to it under Article 2 of this Agreement.; and (iii) such collaboration is approved by the JSC, to the extent it involves the discovery or development of any Activator Compound, Hit Compound or Agreement Compound or the determination of the physical or biological properties of any Activator Compound, Hit Compound or Agreement Compound.

(c)

Notwithstanding Section 3.2(a), in the event that Wyeth acquires, is acquired by or merges with a Third Party, which Third Party, at the time of such acquisition or merger, is engaged in research, development or commercialization in the Research Field (the “Acquired Research Program”), such acquisition and Wyeth’s participation in such Acquired Research Program shall not be deemed a breach of this Section 3.2 by Wyeth provided, however, that is such event, (i) Wyeth shall not be relieved of its other obligations under this Agreement, (ii) Curis shall have no right, title or interest in or to any compounds or products developed under the Acquired Research Program, and (iii) during the Research Term, Wyeth shall not use any Curis Technology licensed hereunder in connection with such Acquired Research Program without the prior written consent of Curis.

(d)	Notwithstanding Section 3.2(a), in the event that Curis is acquired by or merges with a Third Party, which Third Party, at the time of such acquisition or merger, is engaged in research, development or commercialization in the Research Field (the “Curis Acquired Research Program”) such acquisition and such Third Party’s continued conduct of such Curis Acquired Research Program shall not be deemed a breach of this Section 3.2 by Curis provided, however, that in such event, (i) Curis shall not be relieved of its other obligations under this Agreement, (ii) Wyeth shall have no right, title or interest in or to any compounds or products developed under the Curis Acquired Research Program, (iii) during the Research Term, Curis and such Third Party shall not use any Curis Technology licensed to Wyeth hereunder in connection with such Curis Acquired Research Program, and (iv) except as otherwise provided in (ii) above, all Technology Controlled by Curis or such Third Party shall be included in the Curis Technology licensed to Wyeth hereunder to the extent necessary to provide the licenses granted to Wyeth under Article 2 hereof.

3.3

Collaborators. Curis may use its Affiliates or other Third Parties to perform portions of the work assigned to Curis in the Research Plan to the extent provided for in the Research Plan or to the extent that the JSC otherwise determines the use of such external resources is desired. Wyeth may in its discretion use its Affiliates or, to the extent provided for in the Research Plan or to the extent that the JSC otherwise determines the use of such resources is desired, Third Parties, to perform portions of the work assigned to Wyeth in the Research Plan. The use of such other entities or Third Parties shall be subject to the following conditions: (i) each Party shall pay the costs of the Third Party engaged by it, unless otherwise approved by the JSC, (ii) all Program Inventions and other results of such work performed by such entities and Third Parties shall be assigned by such Third Party to Curis or Wyeth, as the case may be, and such Program Inventions and other results of such work shall be treated as if they occurred under this Agreement, and (iii) the use of such entities and Third Parties shall not count toward the Curis Staffing Level obligations under Section 3.1 unless otherwise approved in advance by the JSC or in accordance with Section 3.1(e) hereof. Except as set forth in this Section 3.3, unless otherwise approved by the JSC, or otherwise set forth in the Research Plan, neither Party may subcontract or outsource to Third Parties any portion of the Research Program assigned to it under the Research

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Plan without the consent of the JSC. Neither Party may disclose or grant rights to the other Party’s Technology to any such Third Party without the written consent of the other Party. Any such subcontractor shall be subject to appropriate confidentiality undertakings and shall comply with all applicable laws and regulations, including good laboratory practices.

3.4	Funding of the Research Program.

3.4.1	Wyeth’s Funding Obligation. During the Research Term, Wyeth shall reimburse Curis for those Curis FTE Scientists working on the Research Program at the rate of [**] dollars ($[**]) per FTE per year (the “FTE Rate”). Wyeth shall have no obligation to reimburse Curis for any Curis FTE Scientist working on the Research Program in excess of the then current Curis Staffing Level. Subject to reconciliation in accordance with Section 3.4.2 below, Wyeth will provide the funding (prorated by calendar quarter or partial calendar quarter, as applicable) set forth in this Section 3.4.1 to Curis in advance [**] during the term of the Research Program, provided, however, that the first payment will be due on the fifth (5th) business day following the Effective Date. For example, [**] in which the Curis Staffing Level is expected to be [**] ([**]) FTE Scientists, Wyeth would pay to Curis the sum of [**] dollars ($[**]) (i.e., ([**] x $[**])/[**]).

3.4.2

Reporting and Reconciliation. Within thirty (30) days after the end of each calendar quarter during the term of the Research Program, Curis will provide to Wyeth a report setting forth the number of Curis FTE Scientists devoted to the Research Program in such calendar quarter along with their names and titles. In the event that Curis shall, in any calendar quarter, devote to the conduct of the Research Program a number of Curis FTE Scientist that is less than the then current Curis Staffing Level, Curis shall in good faith endeavor to devote, at its own expense, additional Curis FTE Scientists to the conduct of the Research Program in subsequent calendar quarters to make up for the shortfall (the “Additional FTE Scientists”). If, despite Curis’ good faith efforts to make up any shortfall in number of Curis FTE Scientists devoted to the Research Program, it is determined at the end of each calendar year during the term of the Research Program that Curis has, over such calendar year, utilized less than the number of Curis FTE Scientists funded by Wyeth hereunder, Curis shall within thirty (30) days after such determination refund to Wyeth the excess Research Program funding provided to Curis under Section 3.4.1 above, which refund shall be equal to the FTE Rate multiplied by the difference between (x) the number (in the aggregate) of Curis FTE Scientists that were funded

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by Wyeth over the calendar year of the Research Program in accordance with Section 3.4.1 and (y) the actual number of Curis FTE Scientists, in the aggregate, that were devoted to the Research Program during such calendar year of the Research Program. For example, if the number of Curis FTE Scientists funded by Wyeth during the calendar year of the Research Program was eight ([**]) and Curis, in fact, only utilized [**] ([**]) Curis FTE Scientists during the calendar year of the Research Program,, Curis would refund [**] ($[**]) to Wyeth (i.e. [**] x $[**]).

3.4.3	Records and Audits. During the term of the Research Program and for a period of three (3) years thereafter, Curis shall keep and maintain accurate and complete records showing the time devoted and activities performed by each Curis FTE Scientist in performing Curis’ obligations under the Research Program in sufficient detail such that the number of Curis FTE Scientist FTEs applied to the Research Program during each calendar quarter thereof can be accurately determined. Upon ten (10) days prior written notice from Wyeth, Curis shall permit an independent certified public accounting firm of nationally recognized standing selected by Wyeth and reasonably acceptable to Curis, to examine the relevant books and records of Curis and its Affiliates as may be reasonably necessary to verify the accuracy of the reports submitted to Wyeth under 3.4.2 hereof and the number of Curis FTE Scientists applied to the performance of Curis’ obligations under the Research Program. The accounting firm shall provide both Curis and Wyeth a written report disclosing whether the reports submitted by Curis are correct or incorrect and the specific details concerning any discrepancies. If the accounting firm determines the number of FTE Scientists actually utilized by Curis was less than the number funded by Wyeth during the period covered by the audit, Curis shall refund the excess payments to Wyeth within thirty (30) days of its receipt of the auditor’s report so concluding. Additionally, if the amount to be refunded exceeds more than five percent (5%) of the amount that was properly payable, Curis shall reimburse Wyeth for the cost of the audit.

3.5	Reporting and Disclosure.

3.5.1

Reports. Prior to each quarterly meeting of the JSC, Curis and Wyeth will each provide the other with written copies of all materials they intend to present at the JSC meeting plus, to the extent not set forth in the JSC materials, a written report summarizing any other material data and information arising out of the conduct of the Research Program. In the event that after receipt of any such report, either Party shall request

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additional data or information relating to Research Program data or Collaboration Technology licensed hereunder, the Party to whom such request is made shall promptly provide to the other Party such data or information that such Party reasonably believes is necessary for the continued conduct of the Research Program.

3.5.2	Quarterly Meetings. At the quarterly meetings of the JSC, Wyeth and Curis will review in reasonable detail (i) all data and information generated in the conduct of the Research Program by each Party, and (ii) all Collaboration Technology licensed hereunder developed by the Parties.

3.5.3	Disclosure. During the term of the Research Program, the Parties will promptly disclose to one another all data, information, inventions, techniques and discoveries (whether patentable or not) arising out of the conduct of the Research Program and all inventions, techniques and discoveries (whether patentable or not) included in Collaboration Technology licensed hereunder.

3.6	Data.

3.6.1	Storage/Archiving. Each Party shall maintain records, in sufficient detail and in accordance with recognized scientific practices appropriate for patent and regulatory purposes, that will be complete and accurate and will properly reflect all work done and results achieved in the performance of the Research Program (including all data in the form required by any applicable Regulatory Authority). Such records include laboratory notebooks dedicated to the Research Program and other books, records, reports, research notes, structural information about Compounds, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, computer information storage means, samples of materials, and other graphic or written data generated in connection with the Research Program including any data required to be maintained pursuant to applicable Regulatory Authority regulations.

3.6.2	Ownership.

(a)	Subject to Section 3.6.2(b) below, all data and information arising out of the Research Program which relates specifically to Curis Compounds will be owned by Curis (“Curis Data”), will be Curis Confidential Information and, subject to the licenses granted to Wyeth as set forth herein, may be used by Curis for any purpose.

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(b)	All data and information arising out of the Research Program which relates specifically to Wyeth Compounds and, subject to Section 2.8, Collaboration Compounds, will be owned by Wyeth (“Wyeth Data”), will be Wyeth Confidential Information and, subject to the licenses granted to Curis, if any, as set forth herein, may be used by Wyeth for any purpose.

(c)	Subject to Section 3.6.2(d) below, all data and information arising out of the Research Program which is not Curis Data or Wyeth Data as set forth in Section 3.6.2 (a) and Section 3.6.2 (b) above, will be jointly owned by the Parties and will be Joint Confidential Information and, subject to the licenses granted or to be granted by one Party to the other, if any, as set forth herein, may be used by the Parties for any purpose.

(d)	Notwithstanding the foregoing, all data and information arising out of Wyeth’s research and preclinical development of Agreement Compounds and/or Agreement Products after the term of the Research Program and all data and information arising out of the clinical development and commercialization of Agreement Compounds and/or Agreement Products by Wyeth will belong to Wyeth and shall be Wyeth Confidential Information. All data and information arising out of Curis’ research and preclinical development of Reverted Compounds after the term of the Research Program and all data and information arising out of the clinical development and commercialization of Reverted Compounds by Curis will belong to Curis and shall be Curis Confidential Information

3.7	Materials.

3.7.1	Research Program Materials. During the term of this Agreement, upon request by either Party, the Party to whom the request is made will promptly provide to the other Party such quantities of Research Program Materials as shall be reasonably available in excess of its own needs for such other Party to carry out its respective responsibilities under this Agreement, provided, however, that the reasonable out-of-pocket expense of manufacturing Agreement Protein pursuant to such request shall be borne by Wyeth. Subject to the licenses set forth in Article 2 each Party may use the Research Program Materials created or developed by such Party for any purpose.

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3.7.2	Curis Materials. During the term of this Agreement, Curis will supply to Wyeth those Curis Materials and Curis Compounds reasonably (both in quantity and identity) requested by Wyeth provided (i) such Curis Materials and Curis Compounds are reasonably and readily available to Curis in excess of Curis’ own requirements, and (ii) supply of such Curis Materials and Curis Compounds will not, in Curis’ reasonable judgment, (A) conflict with Curis’ internal or collaborative research programs, (B) conflict with Curis’ internal policies regarding such materials or (C) violate any agreement to which Curis is a party. Any Curis Materials or Curis Compounds provided to Wyeth hereunder together with materials derived therefrom (i) may only be used by Wyeth and Wyeth’s permitted sublicensees in the conduct of the Research Program and/or in the discovery and/or development of Agreement Compounds and/or Agreement Products, (ii) except as provided above, may not be supplied to Third Parties, other than Third Parties that, with the prior approval of the JSC, are under contract with one of the Parties to perform services in support of the Research Program, without Curis’ prior written consent which consent shall not be unreasonably withheld and (iii) will, upon termination of this Agreement at Curis’ option and at Curis’ request (unless Wyeth, pursuant to Article 10 hereof, retains the right to use Curis Materials or Curis Compounds after termination) be returned to Curis or destroyed.

3.7.3	Wyeth Materials. During the term of the Research Program, Wyeth will supply to Curis Wyeth Materials and, to the extent Wyeth desires to have Wyeth Compounds evaluated by Curis under the Research Program, such Wyeth Compounds, reasonably (both in quantity and identity) requested by Curis for the performance of its obligations under the Research Program, provided that (i) such Wyeth Materials and Wyeth Compounds are reasonably and readily available in excess of Wyeth’s own requirement and (ii) supply of such Wyeth Materials and Wyeth Compounds will not, in Wyeth’s sole judgment, (A) conflict with Wyeth’s internal or collaborative research programs, (B) conflict with Wyeth’s internal policies regarding such materials or (C) violate any agreement to which Wyeth is a party. Any Wyeth Materials and Wyeth Compounds provided to Curis hereunder together with any materials derived therefrom (i) may only be used by Curis in the conduct of the Research Program, (ii) may not be supplied to Third Parties without Wyeth’s prior written consent which consent shall not be unreasonably withheld and (iii) will, at Wyeth’s option and at Wyeth’s request, be returned to Wyeth or destroyed. The provision of Wyeth Materials and Wyeth Compounds hereunder will not constitute any grant, option or license under any Wyeth Patent Rights, except as expressly set forth herein.

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3.7.4	Use of Materials; Disclaimer. The Materials and Compounds supplied under this Section 3.7 by one Party to the other Party must be used with prudence and appropriate caution in any experimental work, since not all their characteristics may be known. THE MATERIALS ARE PROVIDED “AS IS” AND, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN ARTICLE 9 HEREOF, ARE PROVIDED WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

3.8	Term of the Research Program. The Research Program shall extend from the Effective Date until the two (2) year anniversary of the Effective Date (the “Initial Term”). Wyeth shall have the right to extend the Initial Term for an additional period of one (1) year (the “First Extension”) by giving Curis written notice no later than one hundred twenty (120) days prior to the expiration of the Initial Term, in which case, such extension shall be subject to the same terms and conditions set forth hereunder. Thereafter, the Research Program may be extended for additional one (1) year periods (each an “Additional Extension”) upon recommendation of the JSC, such recommendation being made not later than ninety (90) days prior to the end of the First Extension or any Additional Extension, as applicable, and mutual agreement of the Parties, such agreement reached no later than sixty (60) days prior to the end of the First Extension or any Additional Extension, as applicable, which agreement shall establish terms reflecting the Curis Staffing Level consistent with the work remaining to be done to accomplish the objectives of the Research Program.

3.9	Evaluation Tail. During the Evaluation Tail Wyeth shall have the right to perform or have performed those activities that Wyeth deems necessary or desirable to determine the activity or selectivity of any Hit Compounds identified during the Research Term, to determine the activity or selectivity of any Derived Compound from any Hit Compound identified during the Research Term, or to confirm the activity or selectivity of any Agreement Compounds identified during the Research Term or Evaluation Tail. Upon Wyeth’s request and at Wyeth’s expense, Curis shall provide reasonable assistance to Wyeth in connection with any or all such activities, on reasonable terms mutually agreed to by the Parties.

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3.10	Compounds.

3.10.1	Contribution of Curis Compounds. In respect of all (a) Activator Compounds that are Controlled by Curis or any of its Affiliates as of the Effective Date and (b) Activator Compounds that come into the Control of Curis or its Affiliates or that are synthesized or acquired by Curis during the Research Term but outside the conduct of the Research Program and are not synthesized or acquired primarily for use in other discovery programs (whether conducted internally or with Third Parties), Curis and/or Wyeth, in accordance with the Research Plan or as otherwise directed by the JSC, shall determine whether such Compounds have potential Pathway Activator Activity (as determined by meeting the criteria to be a Hit Compound). Each Party agrees that, during the term of this Agreement, it shall not, except to the extent provided otherwise in the[**] as of the Signature Date, [**] if an Activator Compound [**]. Additionally, [**], during the term of this Agreement, with respect to any Compound [**] if such compound is [**].

3.10.2	Wyeth’s Right to Select Compounds. During the term of this Agreement, Wyeth shall have the exclusive right to select which Lead Compounds shall be designated as Development Candidates and to determine whether any Development Candidate shall be advanced further to the status of Clinical Development Candidate, Development Compound or Agreement Product.

3.10.3	Reversion of Compounds. Subject to the option granted to Curis under Section 2.8, all rights to Wyeth Compounds shall revert to Wyeth, and all rights to Curis Compounds shall revert to Curis, upon the earliest to occur of the following with respect to each such Compound:

(a)	during the Research Program, [**] such Compound [**] have been[**] in accordance with the Research Plan [**](b) [**] such Compound [**]; or

(c)	[**] such Compound.

The Parties agree that they will use Commercially Reasonable Efforts to promptly classify Compounds in a manner that allows for reversion of rights according to this Section 3.10.

3.11	Compound Inventory. Upon expiration or earlier termination of each of the Research Term and the Research Term Tail, the Parties shall prepare and exchange

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a written inventory of all Compounds that are Hit Compounds, Activator Compounds, Agreement Compounds or Reverted Compounds, which inventory shall, with respect to each such Hit Compound, Activator Compound or Agreement Compound, identify the status of such Activator Compound (e.g., whether such Activator Compound is a Lead Compound, Development Candidate, etc.), whether such Compound is a Curis Compound, a Wyeth Compound, or a Collaboration Compound.

4.	MANAGEMENT OF THE RESEARCH PROGRAM.

4.1	Joint Steering Committee. The Parties shall establish a Joint Steering Committee, which shall be comprised of up to eight (8) members, with an equal number of representatives (i.e., up to four (4)) designated by each Party. A designee appointed by such member for such meeting may represent members of the JSC at any meeting. Wyeth shall designate one of the Wyeth representatives to serve as the chairperson of the JSC. The chairperson shall designate one of the JSC members as secretary to the JSC. Each Party shall be free to change its representative members on written notice to the other Party. The JSC may appoint one or more subcommittees consisting of one or more members of the JSC and/or one or more representatives of the Parties, to carry out specified responsibilities of the JSC and to otherwise implement and achieve the goals of the Research Program under the direction of the JSC. The JSC shall cease to exist upon expiration of the Evaluation Tail or earlier termination of the Research Program.

4.2	Function of Joint Steering Committee. The Joint Steering Committee shall be responsible for the supervision and coordination of the Research Program, including:

(a)	establishing criteria to determine whether (i) a Compound qualifies as a Hit Compound or Activator Compound and (ii) a Hit Compound or an Activator Compound qualifies for advancement to Lead Compound status or a Lead Compound qualifies for advancement to Development Candidate status;

(b)	determining the chemical series to be pursued and assigning each Party’s role in chemical synthesis and scale-up activities;

(c)	monitoring the progress achieved under the Research Program, evaluating the work performed and results obtained, and directing and reviewing the performance of the tasks under the Research Program;

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(d)	assessing the therapeutic relevance and competitiveness of the research performed under the Research Program;

(e)	fostering the collaborative relationship between the Parties;

(f)	facilitating all required technology transfer;

(g)	reviewing and making recommendations for the allocation of annual budgets (subject to approval of the Executive Board), within the framework of the contractually agreed funding level;

(h)	clearing of scientific publications and public scientific presentations relating to the Research Program (subject to review by each Party’s patent attorneys);

(i)	reviewing, approving and modifying the Research Plan from time to time;

(j)	coordinating and managing the Joint Inventions and determining such other intellectual property matters as are required to be determined jointly under Section 7.1 below; and

(k)	such other matters as the Parties may assign to the Joint Steering Committee from time to time.

The JSC shall have no responsibility with respect to the clinical development of any Agreement Compound. All matters regarding the clinical development of any Agreement Compound or Agreement Product shall be solely within Wyeth’s discretion.

4.3	Meetings of the JSC. The JSC shall meet at an approximately quarterly schedule (or more often as the JSC may determine), at alternating sites (Collegeville, Pennsylvania or Princeton, New Jersey, on the one hand, and Cambridge, Massachusetts, on the other), if not otherwise agreed. Such meetings may also be held by videoconference. Interim discussions may occur by means of videoconference or telephone conferences. Non-voting representatives of either Party may also attend any of such meetings. The JSC shall keep accurate minutes of its meetings, including all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be delivered to all JSC members within ten (10) business days after the meeting. The JSC secretary shall be responsible for the preparation and circulation of the draft minutes, and for obtaining the approvals referred to below. Draft minutes shall be edited by the chairperson and secretary of the JSC and shall be issued in final form only with their approval and agreement as evidenced by their signatures on the minutes. Each of the Parties shall either so approve such minutes or state its objections in writing within ten (10) business days thereafter. Each of the Parties shall keep the JSC fully informed about the status of the Research Program.

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4.4	Decisions of the Joint Steering Committee. At each JSC meeting, at least two (2) representatives of each Party shall constitute a quorum. Each JSC member shall have one (1) vote on all matters coming before the JSC; provided, that the member or members of each Party present at a JSC meeting shall have the authority to cast the votes of any of such Party’s absent members of the JSC. All decisions of the JSC shall be made by a majority vote of all of the members with at least one (1) member from each Party voting with the majority. In the event that the JSC is unable to resolve any matter before it, the most senior representative from Wyeth in attendance at such JSC meeting shall have the deciding vote

4.5	Executive Board. The Executive Board shall meet every six (6) months or more often as necessary, either in person, by videoconference or by teleconference, to determine the Curis Staffing Level for the upcoming six (6) months, establish the budget for the Research Program for the upcoming Contract Year, and review the progress of the Research Program. In the event that the Executive Board is unable to reach a decision on any matter by unanimous consent, the Wyeth representative on the Executive Board shall have the deciding vote. The Executive Board shall keep accurate minutes of its meetings, including all proposed decisions and all actions recommended or taken. The Wyeth Executive Board representative shall prepare drafts of the minutes and deliver such drafts to the Curis Executive Board representative within ten (10) business days after the meeting. The Curis Executive Board representative shall provide comments to the minutes within five (5) business days after receipt thereof. The final minutes shall be distributed to each member of the Executive Board and the JSC as soon as practicable thereafter.

4.6	Project Leaders. One of each Party’s representatives on the JSC shall be designated by such Party a “Project Leader.” Each Project Leader shall be delegated the authority to represent the respective Party in carrying out such responsibilities of the JSC which require action in a more timely manner than the meetings of the JSC and such other responsibilities as either Party may delegate to its designated Project Leader.

4.7	Availability of Employees. Each Party shall make its employees engaged in the Research Program and relevant reports of nonemployee consultants reasonably available, upon reasonable notice during normal business hours, at their respective places of employment to consult with the other Party on the progress of the Research Program and to exchange Collaboration Technology.

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4.8	Visit to Facilities. Representatives of Curis and Wyeth may, upon reasonable notice during normal business hours, (a) visit the facilities where the Research Program is being conducted, (b) consult informally, during such visits and by telephone, with personnel of the other Party performing work on the Research Program, and (c) with the other Party’s prior approval, which approval shall not be unreasonably withheld, visit the sites of any experiments being conducted by such other Party in connection with the Research Program, but only to the extent in each case such activities relate to Hit Compounds, Activator Compounds, Agreement Compounds, or Products.

5.	DEVELOPMENT AND MARKETING.

5.1	Development of Agreement Compounds. Except for those activities assigned to Curis in the Research Plan or otherwise by the JSC as part of the Research Program, Wyeth shall be responsible for and have the sole authority to conduct or have conducted, at Wyeth’s expense, those pre-clinical and clinical studies that Wyeth reasonably deems necessary for the development of any Agreement Compound that Wyeth, in its sole discretion, elects to develop, consistent with its obligations under Section 5.3 below.

5.2	Development of Option Compounds. Subject to the Wyeth Option, Curis shall have the sole responsibility, at its expense, for the development of Option Compounds. In the event that Wyeth exercises the Wyeth Option and obtains a license with respect to an Option Compound as provided under Section 2.7, Wyeth shall assume the sole responsibility, at its expense, for the continued development of such Option Compound and shall conduct those pre-clinical and clinical studies that Wyeth reasonably deems necessary for the development of such Option Compound that Wyeth, in its sole discretion, elects to develop, consistent with its obligations under Section 5.3 below.

5.3	Wyeth Performance. Wyeth shall be solely responsible for and shall use its Commercially Reasonable Efforts, at its sole expense: (a) to develop [**] Agreement Compound to Development Compound status and, thereafter, should a Development Compound become an Agreement Product, to commercialize such Product in those Major Market Countries for which Wyeth has received Regulatory Approval for such Agreement Product. Wyeth shall have no further diligence obligations, either express or implied, with respect to any Agreement Compound or Agreement Product.

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5.4	Reports. In addition to any other reports due under this Agreement, Wyeth shall prepare and deliver to Curis, by no later than each January 31 (for the period ending December 31 of the prior calendar year) and July 31 (for the period ending June 30 of the then current calendar year), written reports of its activities performed under Section 5.1 or 5.2, which reports shall update the prior report filed hereunder, including (a) a summary of Wyeth development activities performed to date, (b) the progress of the testing of Agreement Products in human clinical trials and the then current schedule for conduct clinical trials and for filing Regulatory Approval Applications for each Major Market Country, and (c) the status of obtaining the necessary approvals to manufacture and market Agreement Products, including pricing and reimbursement approvals. Following the First Commercial Sale of an Agreement Product in each Major Market Country, such reports for such Agreement Product may be limited to annual reports of the status of Regulatory Approval Application filings and Regulatory Approvals.

5.5	Regulatory Submissions. Wyeth, its Affiliates and sublicensees, as the case may be, shall own all IND, Regulatory Approval Application and Regulatory Approval submissions for all Agreement Products and all Regulatory Approvals for Agreement Products in the Territory and the data contained therein relating to Agreement Products. Curis acknowledges and agrees that it shall not have any ownership, license, or access rights in or to such submissions or other regulatory filings of Wyeth, its Affiliates and sublicensees for Agreement Products, other than as expressly set forth herein. Wyeth shall use Commercially Reasonable Efforts to renew or otherwise maintain all Regulatory Approvals in effect during the Royalty Term for each Agreement Product and in each Major Market Country in which it obtains a Regulatory Approval.

5.6

Manufacturing. Wyeth shall have the right to manufacture, directly or through Third Parties, all Agreement Compounds and Agreement Products, including all active substances contained therein. During the Research Program and subject to Section 3.7.1, Wyeth shall determine the responsibilities of each Party with respect to the synthesis of Activator Compounds and Research Program Materials for research and development purposes. Manufacturing costs for Reverted Compounds and Curis Option Compounds shall be borne by Curis. In the event that any such Agreement Compound or Agreement Product is subject to the requirements of the Bayh-Dole Act (35 USC §200 et.seq.) relating to the manufacture of Subject Inventions (as defined under the Bayh-Dole Act) in the United States or any similar requirement imposed by a Third Party under any of the Curis Third Party Agreements, Curis, upon Wyeth’s request, shall cooperate

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with and take all actions reasonably deemed necessary to secure or cause to be secured a waiver of such manufacturing requirement from the applicable Third Party and/or which may be available from the United States Government so as to permit the manufacture of such Agreement Compound or Agreement Product outside of the United States for subsequent sale in the United States.

5.7	Regulatory Reporting. Wyeth shall be responsible for filing all reports required to be filed in order to maintain any Regulatory Approvals granted for Agreement Products that are being commercialized in the Territory by or on behalf of Wyeth or Wyeth’s Affiliates or sublicensees (other than Curis). To the extent Curis has or receives any information regarding any adverse drug experience which may be related to the use of any Agreement Compound or Agreement Product, Curis shall promptly provide Wyeth with all such information in accordance with procedures to be agreed upon by representatives of both Parties’ regulatory affairs departments, which procedures shall be agreed upon, in writing, no later than the initiation of the first Phase I clinical study of an Agreement Product under this Agreement. Such procedures may be amended from time to time by the Parties.

6.	CONSIDERATION

6.1	Initial Payment. In consideration of Curis’ agreement to conduct the Research Program, participate in the JSC and permit access to Curis Technology, other than the Agreement Protein and Research Materials, during the Research Term, Wyeth shall pay Curis an initial, non-refundable, one-time milestone payment of [**] United States Dollars ($[**]) payable within five (5) days after the Effective Date.

6.2	Curis Stock. Within five (5) business days after the Effective Date, Wyeth, in further consideration of Curis’ agreement to participate in the Research Program, participate in the JSC and permit access to Curis Technology, other than the Agreement Protein and Research Materials, during the Research Term, shall purchase one million five hundred thousand dollars ($1,500,000) of Curis common stock in accordance with the terms and conditions of the Stock Purchase Agreement.

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6.3	Development Payments. Subject to the limitations set forth below in this Section 6.3, within [**] ([**]) days after the occurrence of each of the following events, Wyeth, in further consideration of Curis’ agreement to conduct the Research Program, participate in the JSC and permit access to Curis Technology during the Research Term, shall pay to Curis the nonrefundable development payments set forth below (each a “Development Payment”):

Event	Amount Payable
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]

The Development Payments set forth above in this Section 6.3 each shall be payable [**]. In no event shall the aggregate amount payable by Wyeth under this Section 6.3 exceed [**] dollars ($[**]). [**].

6.4	Additional Development Payments. Subject to the limitations set forth below in this Section 6.4, in addition to the Development Payments payable by Wyeth under Section 6.3, Wyeth, in further consideration of Curis’ agreement to participate in the Research Program, participate in the JSC and permit access to Curis Technology, during the Research Term, shall pay to Curis the following additional development payments (each an “Additional Development Payment”) within [**] ([**]) days after the occurrence of the specified event:

Event	Amount Payable
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**], $[**]
[**]	$[**]

Each of the Additional Development Payments set forth above in this Section 6.4 shall be payable [**] of such Agreement [**], provided, however, that in no event shall any such Additional Development Payment be payable for [**]. Notwithstanding the foregoing, in the event that Wyeth ceases development of an Agreement Compound and replaces it with another Agreement Compound, [**] under this Section 6.4 [**]. In no event shall the aggregate amount payable by

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Wyeth under this Section 6.4 exceed [**] dollars ($[**]) regardless of the number of Agreement Compounds developed or the number of indications developed for any such Agreement Compound. [**] Additional Development Payment shall be due with respect to [**].

6.5	Approval Payments. Subject to the limitations set forth below in this Section 6.5, within [**] ([**]) days after the occurrence of each of the following events, Wyeth shall pay to Curis the following payments (each an “Approval Payment”):

Event	Amount Payable
[**]	$	[	**]
[**]	$	[	**]
[**]	$	[	**]

Each Approval Payment [**] for each Agreement Compound [**] for such Agreement Compound [**] for such Agreement Compound, whether in one or separate Regulatory Approvals. Notwithstanding the foregoing, in the event Wyeth ceases development of an Agreement Compound (including, without limitation, where a Regulatory Approval Application for an Agreement Compound is withdrawn or not approved) and replaces it with another Agreement Compound, [**] under this Section 6.5 [**] by the Agreement Compound [**]. The maximum amount payable with respect to any Agreement Compound under this Section 6.5 shall be [**] dollars ($[**]). [**] Approval Payment shall be due [**]

6.6	Royalties.

6.6.1	Products. Subject to the adjustments set forth below in Section 6.7, Wyeth shall pay to Curis royalties on the aggregate annual Net Sales of each Product in the Territory during the applicable Royalty Term at the applicable marginal rate(s) set forth below:

Wyeth Net Sales of a Product During Calendar Year	Marginal Royalty Rate (% of the applicable portion of Net Sales of such Product)
Up to $[**]	[**]%
$[**] to $[**]	[**]%
More than $[**]	[**]%

Royalties shall be payable in respect of Net Sales of each Product in any country during the Royalty Term applicable to such Product in such country. Subject to the adjustments set forth below, the Royalty rates set forth above shall apply to the marginal portions of Net Sales of each

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Product within the Royalty tiers set forth above during each calendar year during the Royalty Term applicable to such Product in the country in which the Net Sales occur. After the expiration of the Royalty Term applicable to any Product in any country, no further Royalties shall be payable in respect of Net Sales of such Product in such country, no further Net Sales of such Product in such country shall count for purposes of determining aggregate annual Net Sales of such Product for the calculation of marginal Royalty rates under this Section 6.6, and the licenses granted to Wyeth under Section 2.1(c) in respect of such Product in such country shall thereafter be fully paid-up, perpetual, irrevocable, royalty-free licenses.

6.6.2	Certain Option Products. In the event that Wyeth exercises its option under Section 2.7, then, subject to the adjustments set forth below in Section 6.7, Wyeth shall pay to Curis royalties in the amount of [**] percent ([**]%) of the aggregate annual Net Sales of each Option Product which is also an Orphan Product in the Territory during the applicable Royalty Term for such Option Product. After the expiration of the Royalty Term applicable to any Orphan Product in any country, no further royalties shall be payable in respect of Net Sales of such Orphan Product in such country and the licenses granted to Wyeth under Section 2.1(d) in respect of such Orphan Product in such country shall thereafter be fully paid-up, perpetual, irrevocable, royalty-free licenses.

6.7	Adjustments to Royalties. The following adjustments shall be made, on an Agreement Product by Agreement Product and country by country basis, to the royalties payable pursuant to Section 6.6 hereof:

6.7.1

Wyeth’s Third Party Agreements. Wyeth shall be solely responsible for all obligations (including, without limitation, any such obligations that relate to Products) under its agreements with Third Parties that are (i) in effect as of the Effective Date or (ii) except as provided below in this Section 6.7.1, that are entered into by Wyeth during the term of this Agreement, and, in each case, no adjustment to the royalties payable by Wyeth under Section 6.6 shall be made on account of any such obligations. Notwithstanding the foregoing, if, during the term of this Agreement after the Effective Date, Wyeth enters into an agreement with a Third Party in order to obtain (x) a license under a Patent Right of a Third Party that is a blocking patent with respect to one or more Curis Patent Rights or (y) rights that are necessary (e.g., patent applications that, if issued, would be necessary), to develop, manufacture or commercialize one or more Agreement Products, then, upon entry into any such

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agreement and thereafter during the remainder of the Royalty Period, the applicable royalty payable under Section 6.6 hereof shall be reduced by [**] percent ([**]%) of the royalties payable by or on behalf of Wyeth, its Affiliates or sublicensees to such Third Party(ies) in connection with obtaining such rights; provided, however, that the applicable royalty payable under Section 6.6 hereof shall not be reduced to an amount less than [**] percent ([**]%) of the royalty that would otherwise be payable under Section 6.6 for the sale of such Agreement Product(s) in such country(ies) during such time period.

6.7.2	Curis Third Party Agreements. Curis shall be solely responsible for all obligations (including, without limitation, any such obligations that relate to the Curis Technology or any Agreement Compound or Agreement Product) under its agreements with Third Parties that are in effect as of the Signature Date or that Curis enters into during the term of this Agreement, including, without limitation, those obligations arising under any Curis Third Party Agreement.

6.7.3	Competing Products. In the event that, during any Calendar Quarter, (i) one or more Third Parties are selling a Competing Product or Competing Products in a country of the Territory, and (ii) the unit sales of such Competing Product(s) in such country during such Calendar Quarter amount in aggregate to more than [**] percent ([**]%) of the Competing Product Market in such country, the royalty payable by Wyeth for the sale of such Affected Product by Wyeth in such country during such Calendar Quarter shall be reduced to [**] percent of the royalty that would otherwise be payable for the sale of such Affected Product in such country in accordance with Section 6.6, as adjusted under Section 6.7.1, provided, however, that in no event shall royalties payable to Curis be less than [**]percent ([**]%) of the amount due under Section 6.5.

6.8

No Projections. Curis acknowledges and agrees that nothing in this Agreement shall be construed as representing an estimate or projection of either (a) the number of Agreement Compounds or Agreement Products that will or may be successfully developed and/or commercialized or (b) anticipated sales of any Product, and that the figures set forth in Article 6 or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define Wyeth’s royalty obligations to Curis in the event such sales performance is achieved. WYETH MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP AND/OR COMMERCIALIZE ANY AGREEMENT COMPOUNDS OR AGREEMENT PRODUCTS OR, IF

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COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH AGREEMENT COMPOUNDS OR AGREEMENT PRODUCTS .

6.9	Royalty Reports; Payments.

(a)	The obligation to pay Royalties under this Article 6 shall be imposed only once (i) with respect to any sale of the same unit of any Agreement Product and (ii) with respect to a single unit of any Agreement Product regardless of how many Valid Patent Claims were or would be, but for this Agreement, infringed by the discovery, development, making, using or selling of such Agreement Product.

(b)	Within [**] ([**]) calendar days after the first day of January, April, July and October of each year following the First Commercial Sale of an Agreement Product, Wyeth shall submit to Curis a written report with respect to the preceding calendar quarter (the “Payment Report”) stating with respect to each Agreement Product: (i) the gross sales and Net Sales of such Agreement Product; (ii) the currency exchange rates used in determining the Net Sales of such Agreement Product; and (iii) a calculation of the amounts due to Curis, making reference to the specific deductions taken in accordance with Section 1.52 (definition of Net Sales).

(c)	Within [**] ([**]) days after the first day of January, April, July and October of each year following the First Commercial Sale of an Agreement Product, Wyeth shall make payments to Curis in the amounts due for the preceding calendar quarter in accordance with the Payment Report for such quarter.

(d)	All payments due and payable under this Agreement shall be paid in immediately available United States funds to the bank account designated in writing by Curis. For purposes of computing the royalty payment on sales of Agreement Products outside the United States, the Net Sales of such Agreement Products shall be converted to United States dollars in accordance with Wyeth’s customary and usual foreign exchange translation procedures, consistently applied.

6.10

Withholding Taxes. Wyeth may deduct the amount of any taxes imposed on Curis which are required to be withheld or collected by Wyeth or its sublicensees under the laws of any country on amounts owing from Wyeth to Curis hereunder to the extent Wyeth, its affiliates or its sublicensees pay such withholding taxes to the appropriate governmental authority on behalf of Curis. If available, Wyeth shall promptly deliver to Curis proof of payment of such taxes together with

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copies of all communications from or with such governmental authority with respect thereto. All payments to Curis under this Agreement shall be made from the United States.

6.11	Books and Records; Audit Rights.

(a)	Wyeth shall keep full and true books of accounts and other records in sufficient detail so that the royalties payable to Curis hereunder can be properly ascertained.

(b)	Wyeth shall, at the request of Curis, permit a nationally recognized independent certified public accountant selected by Curis (except one to whom Wyeth has some reasonable objection) to have access during ordinary business hours, to such books and records as may be necessary to determine the correctness of any royalty report or royalty payment made under this Agreement or to obtain information as to royalties payable in case of failure to report or pay pursuant to the terms of this Agreement. Such examination shall be conducted after at least thirty (30) days prior written notice to Wyeth and shall take place at the Wyeth facility(ies) where such books and records are maintained. Before permitting such independent accounting firm to have access to such books and records and to the extent reasonable and customary, Wyeth may require such independent accounting firm and its personnel involved in such audit to sign a confidentiality agreement (in form and substance reasonably acceptable to Wyeth) as to any of Wyeth’s, its Affiliates’ or sublicensees’ confidential information that is to be provided to such accounting firm or to which such accounting firm will have access while conducting the audit under this Section 6.11. Curis shall be responsible for expenses for the independent certified public accountant initially selected by Curis, except that Wyeth shall reimburse Curis if the independent accountant determines the royalties paid by Wyeth to Curis are less than ninety percent (90%) of the amount actually owed to Curis for the period from the date of this Agreement until the date of the audit. The accounting firm shall disclose to Curis only whether the royalty reports are correct or not, and, if applicable, the specific details concerning any discrepancies. All inspections made by Curis hereunder shall be made no later than three (3) years after the royalty or report that is the subject of the investigation was due.

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7.	INTELLECTUAL PROPERTY.

7.1	Inventions.

(a)	Subject to Sections 7.1(e) and 7.1(f) below and subject to the rights and licenses granted each Party under this Agreement, Curis shall own the entire right, title and interest in and to all Program Inventions (and Patent Rights thereon) made solely by its employees or others acting on behalf of Curis (or solely by such persons and Third Parties performing work under the Research Program) in the conduct of the Research Program;

(b)	Subject to Sections 7.1(e) and 7.1(f) below and subject to the rights and licenses granted each Party under this Agreement, Wyeth shall own the entire right, title and interest in and to all Program Inventions (and Patent Rights thereon) made solely by its employees or others acting on behalf of Wyeth (or solely by such persons and Third Parties performing work under the Research Program) in the conduct of the Research Program;

(c)	Subject to Sections 7.1(e) and 7.1(f) below, the Parties shall jointly own all Joint Inventions (and Patent Rights thereon) and, subject to the rights and licenses granted to each Party under this Agreement, each Party may make, use, sell, keep, license, assign or mortgage Joint Inventions jointly owned by such Party and otherwise undertake all activities a sole owner might undertake with respect to such Joint Inventions, without the consent of and without accounting to the other Party;

(d)	Subject to Sections 7.1(e) and 7.1(f) below and subject to the rights and licenses granted to each Party under this Agreement, all other inventions made solely by employees or others acting on behalf of either Party (or solely by such persons and Third Parties) or jointly with employees or others acting on behalf of the other Party shall be owned in accordance with United States laws of inventorship, and each Party may make, use, sell, keep, license, assign or mortgage its interest in such inventions and otherwise undertake all activities a sole owner might undertake with respect to such inventions, without the consent of and without accounting to the other Party;

(e)	Subject to the rights and licenses granted to each Party under this Agreement, Wyeth shall own the entire right, title and interest in and to all Derived Compounds of Wyeth Compounds and Curis shall own the entire right, title and interest in and to all Derived Compounds of Curis Compounds, and each Party agrees to execute all assignments and other documents and to take all further actions necessary to vest such ownership in such Derived Compounds in the other Party;

(f)	Subject to the rights and licenses granted to each Party under this Agreement, Wyeth shall own the entire right, title and interest in and to all

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Collaboration Compounds and all Derived Compounds thereof, whether synthesized by or for Wyeth or Curis. Curis agrees to execute all assignments and other documents and to take all further actions necessary to vest such ownership in such Collaboration Compounds and Derived Compounds in the Wyeth as required under this Section 7.1(f);

(g)	Each Party shall promptly disclose to the other Party the making, conception or reduction to practice of Program Inventions by employees or others acting on behalf of such Party. Each Party represents and agrees that all employees and other persons acting on its behalf in performing its obligations under the Research Program shall be obligated under a written binding agreement to assign to it all Program Inventions made or conceived by such employee or other person and any Patent Rights and other intellectual property rights therein. Each Party agrees to execute such assignments and take such further actions as are reasonably necessary to vest in the other Party the ownership rights set forth above in this Section 7.1; and

(h)	Any dispute between the Parties regarding the inventorship of an invention made under the Research Program that is not resolved pursuant to the procedure set forth in Section 12.5.1) shall be resolved through appointment of an independent patent counsel, mutually acceptable to the Parties, after consideration of all evidence submitted by the Parties. The expense of the independent patent counsel shall be borne equally by the Parties.

7.2	Patent Applications.

7.2.1	Filing, Prosecution and Maintenance of Patent Rights.

(a)	Curis Patent Rights.

(1)

Subject to the patent prosecution rights of certain Third Party licensors pursuant to the Curis Third Party Agreements, Curis will continue to be responsible for filing, prosecution and maintenance of the Curis Patent Rights until such time as Wyeth, in Wyeth’s sole discretion, elects to assume control of such activities of any patent application or patent included within the Curis Patent Rights that is exclusively licensed to Wyeth which patent or patent application claims any method of use, composition of matter, or method of manufacture of any Agreement Compound. Notwithstanding the foregoing, Wyeth shall

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not have the right to assume control of the filing, prosecution or maintenance of any patent or patent application included within the Curis Patent Rights, which patent or patent application is described in Section 7.2.1(a)(2) below, and where (i) Curis’ Third Party licensor is responsible for prosecution and maintenance of such patent application or patent and/or (ii) such patent application or patent is licensed to Third Parties in addition to Wyeth.

(2)	Curis, or to the extent relevant, Curis’ Third Party licensor, shall be responsible for the filing, prosecution and maintenance of: (i) any patent application or patent included in the Curis Patent Rights licensed to Curis pursuant to a Curis Third Party Agreement existing as of the Signature Date which patent application or patent Curis does not have the sole right to file, prosecute and maintain by the terms of such Curis Third Party Agreement; (ii) all Curis Patents under which any Third Party has been granted a license prior to the Signature Date; (iii) all Curis Patents that claim any composition of matter, method of use or method of manufacture of any compound other than an Agreement Compound (regardless of whether any such Curis Patent also claims any method of use, composition of matter, or method of manufacture of any Agreement Compound.)

(b)	Wyeth Patent Rights. Wyeth, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the world, all patent applications and patents included within the Wyeth Technology, including, without limitation, any Program Inventions made by Wyeth in the course of the Research Program or any inventions otherwise made by or on behalf of Wyeth in connection with the research, development, manufacturing or commercialization of any Agreement Compound or Product.

(c)

Joint Inventions. Wyeth shall have the first right to file, prosecute and maintain patent applications and patents and to handle such other matters described in Section 7.2.1(a) above in respect to Joint Inventions. If Wyeth decides not to file a patent application on any Joint Invention, or ceases to diligently pursue prosecution or procurement, or fails to maintain the same in any

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country, Curis shall have the right to file patent applications, control prosecution and procurement, and maintain procured patents with respect to such Joint Invention.

(d)

Cooperation; Review and Comment. To the extent that a Party is solely (as between the Parties to this Agreement) responsible for prosecution of a patent included within the Curis Patent Rights or the Joint Patent Rights, that Party shall give the other Party an opportunity to review and comment upon the text of such applications before filing, shall consult with such Party with respect to such application, and shall supply such Party with a copy of such applications as filed, together with notice of its filing date and serial number. The receiving Party shall provide comments on patent applications and other documents to be submitted to any patent office within fifteen (15) business days after receiving the same for review. Each Party shall keep the other Party advised on the status of the prosecution of all patent applications and the maintenance of any patents included within the Curis Patents and shall consult with and provide such Party with reasonable opportunity to comment on all correspondence received from and all submissions to be made to any government patent office or authority with respect to any such patent application or patent. In addition, if Curis elects not to file a patent application on an invention included within the Curis Technology or to cease the prosecution and/or maintenance of any patent application or patent included within the Curis Technology, Curis shall provide Wyeth with written notice immediately upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent. In such event and subject to Section 7.2.1(a) above, Curis shall permit Wyeth, at Wyeth’s sole discretion, to file and/or continue prosecution and/or maintenance of any such patent application or patent at Wyeth’s own expense. If Wyeth elects to continue such prosecution or maintenance, Curis shall execute such documents and perform such acts, at Wyeth’s expense, as may be reasonably necessary to permit Wyeth to file, prosecute and/or maintain such Curis Patent Rights and to the extent permitted by any applicable Curis Third Party Agreement, Curis shall assign to Wyeth all of Curis’ right, title and interest in and to such patent applications and patents, to the extent permitted by Curis Third Party Agreements and such patent applications and patents shall no longer be included within the Curis Technology for purposes of this Agreement. With respect to any patent application that is included within the Curis Technology and for which Wyeth has no

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right to assume the prosecution in accordance with Section 7.2.1(a) above, Curis shall not abandon or permit to be abandoned the prosecution of such patent application without Wyeth’s prior written consent. With respect to any patent that is included within the Curis Technology and for which Wyeth has no right to assume the prosecution or maintenance in accordance with Section 7.2.1(a) above, Curis shall not allow or permit any Third Party to allow such patent to lapse without Wyeth’s prior written consent.

7.2.2	Patent Costs.

(a)	Curis Patents. In respect of Curis Patents Rights prosecuted and maintained by Wyeth under Section 7.2.1(a)(1) above, Wyeth shall be solely responsible for the costs of such patent prosecution, maintenance and other fees associated therewith. In respect of Curis Patent Rights prosecuted and maintained by Curis or Third Party licensors, under Section 7.2.1(a)(2) above, the Parties agree that Wyeth (i) shall reimburse Curis for [**] the prosecution and maintenance of those patent applications and patents included within the Curis Patent Rights [**] at the time [**] and (ii) shall reimburse Curis for [**] the prosecution and maintenance of those patent applications and patents included within the Curis Patent Rights [**] for the purposes of this Agreement [**] Such reimbursement shall be made [**]. With respect to those patent applications and patents described in (ii) above, Curis shall prosecute and maintain such Curis Patent Rights in such countries as Wyeth shall reasonably request; provided, that Wyeth shall reimburse Curis for [**], in those countries and territories[**] for such countries. Wyeth’s obligation to reimburse Curis for such expenses is limited to [**]; and provided further, that Wyeth may, in respect of any Curis Patent Rights [**] under this Agreement with respect to such Curis Patent Rights [**]. Notwithstanding the foregoing, to the extent any such expenses relate to Patent Applications solely claiming Reverted Compounds, Curis Option Compounds or the manufacture or use thereof, Wyeth shall [**] reimburse Curis for any [**] Reverted Compound or a Curis Option Compound [**] with respect to such Reverted Compound or Curis Option Compound.

(b)	Wyeth Patents. In respect of Wyeth Patent Rights prosecuted and maintained by Wyeth under Section 7.2.1(b) above Wyeth shall [**] associated therewith.

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(c)	Joint Patents. In respect of Patent Rights prosecuted and maintained by Wyeth under Section 7.2.1(c) above, Wyeth shall prosecute and maintain such Patent Right, [**] shall determine, provided, however, that [**] in connection with the filing, prosecution or maintenance [**].

7.23	Cooperation. Each Party shall make available to the other Party or its authorized attorneys, agents or representatives, its employees, agents or consultants reasonably necessary or appropriate to enable the other Party to file, prosecute and maintain patent applications and resulting patents with respect to Joint Inventions and, in the case of patent applications and resulting patents filed, prosecuted and maintained by Wyeth under Section 7.2.1, with respect to Program Inventions or inventions within the Curis Technology that relate to the composition of matter or use of an Agreement Compound or Agreement Product, and shall provide access to such documents and other information as may be reasonably required by the other Party for such purposes. Each Party shall sign or cause to have signed all documents relating to said patent applications or patents at no charge to the other Party. Each Party shall keep the other Party informed as to the status of any patent applications filed hereunder and Patent Rights issued thereon. In the event that either Party undertakes to file patent applications under Section 7.2.1 above, the other Party shall cooperate in the same manner with respect to such patent application(s), and do such other acts as may be necessary or appropriate to secure patent protection, with respect to such Joint Inventions.

7.3

Patent Term Extensions. Each Party shall notify the other Party of the issuance of each patent where extension is possible included within the Patent Rights comprising Curis or Wyeth Technology that claim any Product, including the composition of any ingredient, its manufacture or use, giving the date of issue and patent number for each such patent. The Parties shall use Commercially Reasonable Efforts to obtain all available supplementary protection certificates and other extensions of Patent Rights relating to Program Inventions (including those available under the Hatch-Waxman Act). Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties shall cooperate with each other in gaining patent term restorations, extensions and/or supplementary protection certificates (“SPC”) wherever applicable to Patent Rights covering Products. The Party first eligible to seek patent term restoration or extension of any such Patent or any SPC related thereto shall have the right to do so; provided, that if in any country the first Party has an option to

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extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, the JSC shall agree upon a strategy that will maximize patent protection for Products. All filings for such extensions and certificates shall be made by the Party to whom the patent is assigned, provided, that in the event that the Party to whom the patent is assigned elects not to file for an extension or supplementary protection certificate, such Party shall (i) inform the other Party of its intention not to file and (ii) grant the other Party the right to file for such extension or certificate.

7.4	Patent Certifications.

7.4.1	Notice; Actions. Each Party shall immediately give notice to the other of any certification filed under the Hatch-Waxman Act claiming that any of the Patent Rights comprising Curis or Wyeth Technology that covers any Product is invalid or that any infringement will not arise from the manufacture, use or sale of any Product by a Third Party. If Wyeth decides not to bring infringement proceedings against the entity making such a certification with respect to any such Patent Rights pursuant to Section 7.5, Wyeth shall give notice to Curis of its decision not to bring suit within ten (10) days after receipt of notice of such certification (or, if less than twenty (20) days, within half of the time period permitted by law for Wyeth to commence such action). Curis may then, but is not required to, bring suit against the Third Party that filed the certification. Any suit by either Party may be in the name of either or both Parties, as may be required by law. For this purpose, the Party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.

7.4.2	Orange Book Listings. To the extent required by law, Wyeth shall use its Commercially Reasonable Efforts to maintain with the applicable Regulatory Authorities during the term of this Agreement correct and complete listings of applicable Patent Rights for any Product then being commercialized by Wyeth, including all so called “Orange Book” listings required under the Hatch-Waxman Act.

7.5	Enforcement of Patent Rights.

7.5.1

Notice. To the extent permitted by Curis Third Party Agreements, if Curis or Wyeth has knowledge of any suspected infringement of any Patent Rights included in the Curis Technology or the Wyeth Technology

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(including Patent Rights claiming Joint Inventions) by Third Parties making, using or selling a medicinal product containing an Agreement Compound or of any misappropriation or misuse in the Wyeth Field of any Collaboration Technology, the Party having such knowledge shall promptly inform the other Party of such infringement.

7.5.2	Course of Action. Wyeth and Curis shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Parties, to terminate any such infringement of Patent Rights or any such misappropriation or misuse of Collaboration Technology. However, upon notice to Curis and to the extent permitted under the Curis Third Party Agreements, Wyeth shall have the first right to initiate and prosecute such legal action at its own expense, or to control the defense of any declaratory judgment action relating thereto. Wyeth shall promptly inform Curis if it elects not to exercise such first right (but in any event within [**] ([**]) days after such notice of such infringement), and Curis shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action. Where any Curis Third Party Agreement [**] to have the [**] such Curis Third Party Agreement [**].

7.5.3	Cooperation. For any such action to terminate any infringement of Curis Patent Rights or Joint Patent Rights or any such misappropriation or misuse of Collaboration Technology, in the event that Wyeth is unable to initiate or prosecute such action solely in its own name or it is otherwise advisable in order to obtain an effective remedy, Curis will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for Wyeth to initiate litigation to prosecute and maintain such action. If Curis initiates any such action as permitted by Section 7.5.2, Wyeth shall cooperate in a similar manner. In connection with any action, Wyeth and Curis will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, including the status of any settlement negotiations and the terms of any offer related thereto. Each Party may be represented by counsel of their choice.

7.5.4

Settlements; Recoveries. No settlement, compromise or other disposition of any such proceeding which concerns the validity of any Curis Patent Rights shall be entered into without its prior written consent and such consent will not be unreasonably withheld. No settlement, compromise or other disposition of any such proceeding which concerns the validity of

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any Wyeth Patent Rights shall be entered into without its prior written consent and such consent will not be unreasonably withheld. Subject to Third Party licensor rights under the Curis Third Party Agreements, any recovery obtained as a result of such action, whether by judgment, award, decree or settlement, shall first be applied to reimbursement of each Party’s out-of-pocket expenses in bringing such action (including any advisory counsel), and the balance shall be shared as follows:

(a)	If the enforcement action was undertaken solely at the expense of Wyeth, [**] percent ([**]%) shall be paid to Curis in respect of its lost royalties and other damages and [**] percent ([**]%) shall be paid to Wyeth in respect of its lost profits, financial risk assumed in undertaking such enforcement action and other damages;

(b)	If the enforcement action was undertaken solely at the expense of Curis, [**] percent ([**]%) shall be paid to Curis in respect of its lost royalties, financial risk assumed in undertaking such enforcement action and other damages and [**] percent [**]%) shall be paid to Wyeth in respect of its lost profits and other damages; and

(c)	If the enforcement action was undertaken at the expense of the Parties jointly, the Parties shall [**].

7.6	Cooperation. In any suit, action or proceeding referred to in this Article 7 (regardless of which Party commences or defends), each Party shall, at its own expense, fully cooperate with the other Party and supply all assistance reasonably requested by the Party carrying on the proceeding, including providing the other Party with such witnesses, documents and records and other evidence as may be reasonably requested.

7.7	Revocation or Invalidity Actions. In the same manner as provided in Section 7.5, each Party shall have the right to defend, at its own expense, all suits or proceedings seeking to have any of the respective Patent Rights revoked or declared invalid, unpatentable, unenforceable or not infringed. All costs and expenses (including attorneys’ fees) incurred in such action shall be payable by the Party taking such action.

7.8	Patent Infringement Claims.

(a)	Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any patents or misappropriation of trade

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secret rights of any Third Party which is threatened, made or brought against either Party by reason of the discovery, development, manufacture, use or sale of any Agreement Compound or Agreement Product by either Party.

(b)	In the event that an action for infringement is commenced against either Party, its licensees or its sublicensees as a result of the discovery, development, manufacture, use or sale of an Agreement Compound or Agreement Product exclusively licensed to Wyeth hereunder, Wyeth shall defend such action at its own expense, and Curis hereby agrees to assist and cooperate with Wyeth, at its own expense, to the extent necessary in the defense of such suit. Wyeth shall have the right to settle the suit or consent to an adverse judgment thereto, in its sole discretion, so long as such settlement or adverse judgment does not adversely affect the rights of Curis and its Affiliates (including any Curis Patent Rights). Wyeth shall assume full responsibility for the payment of any award for damages, or any amount due pursuant to any settlement entered into by it with such Third Party; provided, that, to the extent such infringement claims relate to the screening conducted by Curis under the Research Program, Wyeth shall be entitled to deduct any such amount, as well as the costs and expenses incurred in defending such action, from Net Sales of the Product involved in such infringement for the purpose of calculating Royalties payable to Curis. Any and all damages and awards received by Wyeth as a result thereof (e.g., as a result of a counterclaim) shall be allocated between the Parties in the same manner as provided in Section 7.5.4.

8.	CONFIDENTIALITY.

8.1	Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, each Party (the “Receiving Party”), receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder shall keep such Confidential Information confidential and shall not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement except for Confidential Information that the Receiving Party can establish:

(a)	was already known to the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party and such Receiving Party has documentary evidence to that effect;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

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(c)	became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a Party in breach of this confidentiality obligation;

(d)	was disclosed to that Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e)	was independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect.

8.2	Authorized Disclosure and Use.

8.2.1	Disclosure. Notwithstanding the foregoing Section 8.1, each Party may disclose to Third Parties confidential information belonging to the other Party, including this Agreement, to the extent such disclosure is reasonably necessary to:

(a)	file or prosecute patent applications covering Joint Know-How as contemplated by this Agreement,

(b)	prosecute or defend litigation,

(c)	exercise rights hereunder provided such disclosure is covered by terms of confidentiality similar to those set forth herein, and

(d)	comply with applicable governmental laws and regulations.

Additionally, the Agreement may be disclosed to comply with due diligence requests in connection with financing activities or pursuant to possible merger with or acquisition by Third Parties. In the event a Party shall deem it necessary to disclose this Agreement or Confidential Information of the other Party pursuant to this Section 8.2.1, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure (including, only with respect to the disclosure of Confidential Information, the Third Party to whom such disclosure is being made) to the other Party and take all reasonable measures to ensure confidential treatment of such information under terms and conditions no less restrictive than those set forth herein.

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8.2.2	Use. Notwithstanding the foregoing Section 8.1, each Party shall have the right to use the other Party’s Confidential Information in carrying out its rights and responsibilities under this Agreement in the discovery, research, development, manufacture and commercialization of Agreement Compounds and Agreement Products.

8.3	Certain Regulatory Filings. Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including, without limitation, the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) or by any stock exchange or regulatory body to which the Party is subject. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 8.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a Party discloses this Agreement or any of the terms hereof in accordance with this Section 8.3, such Party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.

8.4	Public Announcements; Publications.

8.4.1	Announcements. Neither Party shall issue any news release or other public announcement relating to this Agreement, including any of its terms, or to the performance of either Party hereunder, without the prior written approval of the other Party. Once the text or substance of any announcement has been so approved, it may be repeated without further approval. Any disclosure which is required by law may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally required disclosure and an opportunity to comment on the proposed disclosure reasonably in advance to the extent feasible. Further, the disclosing Party shall use reasonable efforts to limit the nature and scope of any disclosure to the extent reasonably possible and to otherwise prevent the disclosure of the non-disclosing Party’s confidential information. Notwithstanding the foregoing, Wyeth shall not require Curis’ consent to make any public announcement regarding its commercialization of any Agreement Compound or Product that has received regulatory approval, except to the extent that such disclosure contains Curis’ Confidential Information.

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8.4.2	Initial Press Release. Promptly following execution of this Agreement by the Parties, either Party may issue a press release in such form as the Parties may hereafter agree upon.

8.5	Scientific Publications. During the term of this Agreement, Wyeth will submit to Curis for review and approval all proposed academic, scientific and medical publications and public presentations directly relating to the Research and Development of Products under this Agreement and Curis will submit to Wyeth for review and approval all proposed academic, scientific and medical publications and public presentations directly relating to Hedgehog Pathway, the Hedgehog Protein any Agreement Compound, any of Curis’ activities under this Agreement or any of the Curis Technology for review in connection with preservation of exclusive Patent Rights and/or to determine whether Confidential Information should be modified or deleted. Written copies of such proposed publications and presentations shall be submitted to the other Party no later than thirty (30) days before submission for publication or presentation and the other Party shall promptly provide its comments with respect to such publications and presentations. Notwithstanding the foregoing, no such publication or presentation shall be made until such publication or presentation has been approved by each Party’s respective patent counsel. Curis and Wyeth will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any such publications.

9.	REPRESENTATIONS AND WARRANTIES.

9.1	Representations and Warranties of Each Party. Each of Curis and Wyeth hereby represents, warrants, and covenants to the other Party as follows:

(a)	it is a corporation duly organized and validly existing under the laws of the state of its incorporation;

(b)	the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(d)

the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of

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or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement relating to one or more Licensed Products or other agreement or instrument binding or affecting it or its property (including, with respect to Curis, the Curis Third Party Agreement); (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

(e)	it shall at all times comply with all material laws and regulations applicable to its activities under this Agreement; and

(f)	no person has made or provided a written or oral statement to such Party as to the potential tax consequences that may be result from any of the transactions contemplated by this Agreement.

9.2	Additional Representations and Warranties of Curis. In addition to the representations and warranties made by Curis elsewhere in this Agreement, Curis hereby represents, warrants, and covenants to Wyeth that:

(a)	as of the Signature Date, and except as described in Exhibit 9.2 all Curis Patent Rights listed in Exhibit 1.23 are existing and, to the best of its knowledge, are not invalid or unenforceable, in whole or in part;

(b)	it has the full right, power and authority in the Curis Patent Rights existing as of the Signature Date, including, without limitation, those listed in Exhibit 1.23, to grant all of the right, title and interest in the licenses granted to Wyeth under this Agreement;

(c)	except as otherwise provided in the Curis Third Party Agreements, as of the Signature Date, no Third Party has any right, title or interest in or to any Curis Patent Right existing as of the Signature Date, including, without limitation, those listed in listed in Exhibit 1.23; and except as otherwise provided in the Curis Third Party Agreements, as of the Signature Date, no Third Party has any right, title or interest in or to any of the Curis Compounds;

(d)	except as otherwise provided in the Curis Third Party Agreements, it is the sole and exclusive owner of the Curis Patent Rights existing as of the Signature Date, including, without limitation, those listed in listed in Exhibit 1.23, all of which are free and clear of any liens, charges and encumbrances (other than licenses granted by Curis to Third Parties, which grants do not conflict with the license grants to Wyeth hereunder);

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(e)	except as set forth in Exhibit 9.2 attached hereto, no Curis Patent Right existing as of the Signature Date, including, without limitation, those listed in listed in Exhibit 1.23, Date or Curis Compound is subject to any funding agreement with any government or governmental agency;

(f)	to the best of its knowledge, as of the Signature Date, the practice or use of the Curis Patent Rights existing as of the Signature Date, including, without limitation, those listed in Exhibit 1.23, and Curis Compounds as of the Effective Date, do not infringe any issued patents owned or possessed by any Third Party;

(g)	to the best of Curis’ knowledge, as of the Signature Date, there are no Third Party patent applications pending (other than those which have been disclosed, in writing, by Curis to Wyeth prior to the Signature Date) which are not included in the Curis Technology and, if issued, would be infringed by the discovery, research, development, manufacture or commercialization of any Agreement Compound or Agreement Product;

(h)	Except as set forth in Exhibit 9.2, as of the Signature Date, there are no claims, judgments or settlements against or owed by Curis or, to the best of its knowledge, pending or threatened claims or litigation in either case relating to the Curis Patent Rights existing as of the Signature Date, including, without limitation, those listed in Exhibit 1.23;

(i)	as of the Signature Date, it is in compliance in all material respects with each of the Curis Third Party Agreements:

(j)	[**] Agreement (as defined in Exhibit 1.26) [**]

(k)	[**] Agreement (as defined in Exhibit 1.26) [**]

(l)	[**] Agreement (as defined in Exhibit 1.26) [**]

9.3	Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

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9.4	No Inconsistent Agreements. Neither Party has in effect and after the Option Effective Date neither Party shall enter into any oral or written agreement or arrangement that is or would be inconsistent with its obligations under this Agreement.

9.5	Disclaimer. EXCEPT AS SPECIFICALLY SET FORTH HEREIN THE TECHNOLOGY PROVIDED BY EACH PARTY ARE PROVIDED “AS IS”. THE FOREGOING WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

10.	GOVERNMENT APPROVALS; TERM; TERMINATION.

10.1	Government Approvals.

10.1.1	HSR Filing. To the extent necessary, each of Curis and Wyeth shall, within thirty (30) days after the Signature Date, file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, any HSR Filing required of it in the reasonable opinion of both Parties under the HSR Act with respect to the transactions contemplated hereby. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. Each Party shall be responsible for its own costs, expenses, and filing fees associated with any HSR Filing.

10.1.2	Other Government Approvals. Each of Curis and Wyeth shall use its good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, without limitation, cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested.

10.1.3

Cooperation. Curis and Wyeth will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or

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desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest products or assets or materially change its business if doing so is a condition of the transactions contemplated by this Agreement.

10.2	Expiration. Unless terminated earlier pursuant to this Article 10, this Agreement shall expire on the expiration of Wyeth’s obligation to pay Royalties under this Agreement.

10.3	Termination Upon HSR Denial. The Agreement shall terminate (a) at Wyeth’s option, immediately upon notice to Curis, in the event that the United States Federal Trade Commission and/or the United States Department of Justice shall seek a preliminary injunction under the HSR Act against Curis and Wyeth to enjoin the transactions contemplated by this Agreement, (b) at the election of either Party, immediately upon notice to the other Party, in the event that the United States Federal Trade Commission and/or the United States Department of Justice shall obtain a preliminary injunction under the HSR Act against Curis and Wyeth to enjoin the transactions contemplated by this Agreement, or (c) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date shall not have occurred on or prior to December 31, 2001. Notwithstanding the foregoing, this Section 10.3 shall not apply in the event the Parties mutually agree that an HSR Filing is not required.

10.4	Blocking Patents. If during the term of the Research Program:

(a)	a Third Party is granted a patent relating to the Curis Technology;

(b)	subject to the provisions set forth below in this Section 10.4, either Party determines, after good faith discussions with the other Party and based on the advice of patent counsel, that such patent (a “Blocking Patent”) may be infringed by the activities of either Party under the Research Program and, if asserted by such Third Party, would have a reasonable probability of preventing the use of Curis Technology necessary for use in the Research Program as contemplated herein; and add language re: mutual agreement or mini-arbitration if disagreement.

(c)

the Parties, within ninety (90) days of making the determination in Section 10.4(b) above, shall use their reasonable efforts to attempt to modify the Research Program or otherwise avoid such infringement and if they mutually determine that no modifications to the Research Program can be made that avoid such infringement or that no license is available on commercially reasonable terms after having attempted in good faith to

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make such modifications or obtain such a license from such Third Party, or otherwise fail to agree on or implement plan to avoid such infringement,

each Party shall have the right, upon thirty (30) days prior written notice to the other Party, to terminate the Research Program in its entirety or that portion of the Research Program which may be infringing such Third Party patent. Upon any such termination of the Research Program in its entirety, the Parties shall have the rights set forth in Section 10.9.3. Notwithstanding the foregoing, if the non-terminating Party, based on the advice of its patent counsel, continues to believe that the Blocking Patent would not be infringed by the activities of either Party under the Research Program, such non-terminating Party may, within ten (10) business days of its receipt of notice of termination under this Section 10.4, elect, by written notice to the terminating Party, to have the matter referred to an independent patent attorney mutually agreed upon by the Parties for resolution. Such independent patent attorney shall determine whether or not the activities of either Party under the Research Program would likely be found to infringe such Blocking Patent within thirty (30) days after the matter is so referred. Such decision shall be binding upon the Parties for purposes of this Section 10.4. Each Party shall provide (in a timely manner so as to allow a decision to be made within the time frame identified above) to such independent patent attorney all documentation and other information in its possession which may be relevant for such independent patent attorney to evaluate the matter. The expenses of such independent patent attorney shall be borne by the non-terminating Party if it is determined by the independent patent attorney that the activities of either Party under the Research Program would be likely to infringe such Blocking Patent. Otherwise the expenses of such independent patent attorney shall be shared equally by the Parties.

10.5	Termination of Research Program Upon an Acquisition. Subject to the terms of this Section 10.5, upon the Acquisition of Curis by a Third Party during the term of the Research Program, Wyeth may, in its sole discretion, elect to terminate the Research Program. Within sixty (60) days of Wyeth’s receipt of notification of a pending Acquisition of Curis by a Third Party, Wyeth shall provide written notice of its election to terminate the Research Program to Curis. Such termination shall not become effective unless and until (a) the Acquisition becomes effective, (b) Wyeth and Curis (including for this purpose any successor to Curis) have discussed and considered in good faith, but fail to reach any agreement within thirty (30) days thereafter to continue the Research Program, and (c) in no event less than sixty (60) days following Wyeth’s notification of its election to terminate (the “Termination Period”).

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10.6	Termination by Wyeth Without Cause. Wyeth shall have the right to terminate this Agreement on an Agreement Compound by Agreement Compound, Agreement Product by Agreement Product and/or country by country basis upon at least sixty (60) days prior written notice, provided, however, that no such termination shall become effective prior to the second anniversary of the Effective Date.

10.7	Termination by Wyeth for Safety Reasons. Wyeth shall have the right to terminate this Agreement in its entirety, at any time upon ninety (90) days prior written notice to Curis, if a major mechanism-based toxicological finding would emerge which, in the judgment of Wyeth’s Drug Safety and Metabolism management, would preclude the development of Activator Compounds for use in humans.

10.8	Default.

10.8.1	Notice of Default and Cure Period. Upon the Default by either Party (the “Defaulting Party”) of its material obligations under this Agreement, the other Party (the “Nondefaulting Party”) may notify the defaulting Party of such Default, which notice shall specify the particulars of such Default with reference to the particular sections of this Agreement that have been breached, and require that the defaulting Party cure such Default within [**] ([**]) days; provided, however, that if (i) such Default (other than any payment default) is capable of being cured, but not within such [**] ([**]) day period, and (ii) the defaulting Party uses its best efforts to cure such default, such [**] ([**]) day period shall be extended for so long as diligent efforts are being applied to cure such Default (but not longer than [**] ([**]) months).

10.8.2	Right to Terminate.

(a)	If prior to the expiration or earlier termination of the Research Term, Wyeth is the Defaulting Party and s has not cured the Default at the end of the period specified in Section 10.8.1, Curis shall have the right, without prejudice to any of its other rights conferred on it by this Agreement and, subject to Section 10.12 hereof, in addition to any other remedies available to it by law or in equity, to terminate this Agreement in its entirety.

(b)	If after the expiration or earlier termination of the Research Term, Wyeth is the Defaulting Party and has not cured the Default at the

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end of the period specified in Section 10.8.1, Curis shall have the right, without prejudice to any of its other rights conferred on it by this Agreement and, subject to Section 10.12 hereof, in addition to any other remedies available to it by law or in equity, to terminate this Agreement only with respect to the Agreement Compound or Agreement Product that is directly affected by the Default, provided, however, that in the event such Default occurs after a Regulatory Approval Application is submitted for the affected Agreement Product in any country then Curis’ right to terminate as described above in this Section 10.8.2(b) shall be further limited to termination of the rights and licenses granted to Wyeth for such Agreement Product in the country affected by the Default.

(c)	If Curis is the Defaulting Party and has not cured the Default at the end of the period specified in Section 10.8.1, Wyeth shall have the right, without prejudice to any of its other rights conferred on it by this Agreement and, subject to Section 10.12 hereof, in addition to any other remedies available to it by law or in equity, to terminate this Agreement in whole or in part with respect to the Agreement Compound or Agreement Product that is directly affected by the Default (e.g., by terminating the Research Program or terminating the obligations under the Agreement with respect to one or more Agreement Compounds or Agreement Products in one or more countries).

10.8.3	Notice of Termination. If the Nondefaulting Party elects to terminate this Agreement, in whole or in part, as permitted under Section 10.8.2 above, the Nondefaulting Party shall provide written notice to the Defaulting Party of such termination at least sixty (60) days prior to the date on which such termination is to become effective.

10.9	Effects of Termination.

10.9.1

Termination of Research Program. In the event of termination of the Research Program under Sections 10.4 or 10.5, Wyeth shall promptly reimburse Curis for any reasonable, unavoidable and/or non-cancelable wind down expenditures arising during the Termination Period (excluding personnel costs, which would be handled in accordance with the provisions herein pertaining to FTEs) necessary to bring the Research Program efficiently to closure. Curis shall use Commercially Reasonable Efforts to mitigate all such wind down costs including, to the extent possible, by using its Commercially Reasonable Efforts to re-deploy

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personnel on the Research Program to other Curis (or successor) research efforts. For avoidance of any doubt, during the Termination Period, to the extent Curis personnel are assigned to the Research Program and cannot be re-deployed by Curis as described above, it is understood that such employees would continue to be committed to the current goals of the Research Program which at such time may be, among other things, to wind down the Research Program as efficiently as possible including, to the extent required under this Agreement, transferring pertinent Research Program information to Wyeth in an efficient and comprehensive manner. In addition, at the end of the Termination Period, if Curis shall have utilized less than the full number of FTE Scientists funded by Wyeth in accordance with Section 3.4.1 hereof, then Curis shall promptly refund to Wyeth any excess Research Program funding provided to Curis. In the event the Research Program is so terminated under Sections 10.4 or 10.5, subject to Wyeth’s immediate notice of its intention payment and other obligations under this Agreement, Wyeth shall retain the licenses granted to it pursuant to Sections 2.1(c) and 2.1(d) in respect of any Agreement Compounds and Agreement Products identified prior to such termination.

10.9.2	Termination by Wyeth Under Section 10.6. If Wyeth terminates this Agreement under Section 10.6 above, (i) all licenses granted to Wyeth by Curis under this Agreement would terminate, (ii) all right, title and interest in Curis Compounds would revert to Curis, and (iii) Curis would pay to Wyeth a royalty in the amount of [**] percent ([**]%) of net sales (defined comparably to Net Sales in Section 1.52 above) obtained by Curis, its Affiliates, licensees, sublicensees or commercialization partners of any product containing any Curis Compound that was a Clinical Development Candidate prior to such termination. In the event of any such termination, subject to Section 2.8, Curis shall have no right, title or interest in or to any Wyeth Compound, provided, however, that, in the event Wyeth, after such termination, obtains Regulatory Approval for and thereafter sells any such Wyeth Compound or Collaboration Compound, which Compound was determined, through the use of the Curis Technology, to be an Activator Compound and such Regulatory Approval is obtained for therapeutic indications wherein such Compound primarily exerts its therapeutic effect through Pathway Activator Activity, Wyeth shall remain obligated to pay to Curis royalties on Net Sales of such Wyeth Compound or Collaboration Compound in accordance with the provisions of Section 6.6 above.

10.9.3

Termination by Wyeth under Section 10.7. If Wyeth terminates this Agreement under Section 10.7 above, (i) all rights and licenses granted to Wyeth by Curis under this Agreement would terminate, (ii) all right and licenses granted to

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Curis by Wyeth under this Agreement would terminate, (iii) all right, title and interest in and to Curis Compounds would revert to Curis, without any further obligation to Wyeth, and (iv) subject to Section 2.8, all right, title and interest in and to Wyeth Compounds would revert to Wyeth, without any further obligation to Curis. In the event that, after such termination, Wyeth, its Affiliates or sublicensees obtains Regulatory Approval for and sells any Compound that is the subject of such termination and was determined to be an Activator Compound prior to such termination, where such Regulatory Approval is for and such Compound is sold for use in therapeutic indications, wherein such Compound achieves its therapeutic effect by activation of the Hedgehog Pathway, Wyeth shall continue to pay royalties as set forth in Section 6.6 of this Agreement.

10.9.4	Termination by Curis under Section 10.8.2(a). If Curis terminates this Agreement under Section 10.8.2(a) above, (i) all rights and licenses granted to Wyeth by Curis under this Agreement would terminate, (ii) except as expressly provided below in this Section 10.9.4, all rights and licenses granted to Curis by Wyeth under this Agreement would terminate, (iii) all right, title and interest in and to Curis Compounds would revert to Curis, and (iv) all right, title and interest in and to Wyeth Compounds and Collaboration Compounds would revert to Wyeth, provided, however, that upon Curis’ written request (such request to be made within sixty (60) days after Curis provides notice of such termination), Wyeth shall enter into a separate agreement with Curis granting to Curis a nonexclusive license to develop, make, have made, use, import, offer for sale, sell and have sold any such Wyeth Compound or Collaboration Compound that is also an Activator Compound, which Wyeth Compound or Collaboration Compound (x) prior to the date of such termination, had achieved the status of Clinical Development Candidate or beyond in the course of the Research Program and (y) is not, on or prior to the date of such termination, being developed or commercialized by or on behalf of Wyeth, its Affiliates or any licensee or sublicense of Wyeth or its Affiliates for any therapeutic indication wherein such Compound exerts its therapeutic effect primarily through a mechanism of action other than activation of the Hedgehog Pathway. Curis shall pay to Wyeth a royalty in the amount of [**] percent ([**]%) of the net sales (defined comparably to Net Sales in Section 1.52 above) obtained by Curis, its Affiliates, licensees, sublicensees or commercialization partners of any product containing any such, Wyeth Compound or Collaboration Compound.

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10.9.5	Termination by Curis under Section 10.8.2(b). If Curis terminates this Agreement under Section 10.8.2(b) above, (i) all rights and licenses granted to Wyeth by Curis under this Agreement would terminate with respect to those Compounds that are the subject of such termination, in such countries that are the subject of such termination, would terminate, (ii) all right, title and interest in and to those Curis Compounds that are the subject of such termination would revert to Curis with respect to those countries that are also the subject of such termination, and Curis shall pay to Wyeth a royalty in the amount of [**] percent ([**]%) of the net sales (defined comparably to Net Sales in Section 1.52 above) obtained by Curis, its Affiliates, licensees, sublicensees or commercialization partners of any product containing any such Curis Compound). For the sake of clarity, in the event of a termination by Curis under Section 10.8.2(b), subject to Section 2.8, Curis shall have no right, title or interest in or to any Wyeth Compound, other than the rights that Curis has with respect thereto by reason of such Wyeth Compound continuing to be an Agreement Compound under this Agreement.

10.9.6	Termination by Wyeth under Section 10.8.2(c). If Wyeth terminates this Agreement under Section 10.8.2(c) above, (i) all rights and licenses granted to Wyeth by Curis under this Agreement, with respect to those Activator Compounds that are the subject of such termination, in such countries that are the subject of such termination, would become fully paid-up (subject only to the royalty obligation set forth below in this Section 10.9.6, perpetual, irrevocable licenses, (ii) in the event that, after such termination, Wyeth, its Affiliates or sublicensees obtains Regulatory Approval for and sells any Compound that is the subject of such termination and was determined to be an Activator Compound prior to such termination, where such Regulatory Approval is for and such Compound is sold for use in therapeutic indications, wherein such Compound achieves its therapeutic effect by activation of the Hedgehog Pathway, then the royalty rate under Section 6.6 hereof shall be modified to be [**] percent ([**]%) of the Net Sales obtained from the sale of the applicable Agreement Product (regardless of the level of sales achieved in any particular year) and Wyeth shall have no further payment obligations or other obligations to Curis under this Agreement with respect to such Compound.

10.10

Bankruptcy. Each Party may, in addition to any other remedies available to it by law or in equity, exercise the rights set forth below by written notice to the other Party (the “Insolvent Party”), in the event the Insolvent Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its

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creditors, or there shall have been appointed a trustee or receiver of the Insolvent Party or for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the Insolvent Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the Insolvent Party, and any such event shall have continued for sixty (60) days undismissed, unbonded and undischarged. The Parties agree that the Parties as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the other Party shall, to the extent not prohibited by applicable law, be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in the their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the Party subject to such proceeding elects to continue to perform all of their obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the other Party.

(a)	In the event Curis shall be an Insolvent Party and to the extent not prohibited by the applicable laws, Wyeth:

(i)	may terminate the Research Program; and/or

(ii)	keep this Agreement in full force and effect and retain all licenses granted by Curis to Wyeth in Article 2; provided, that if Wyeth terminates the Research Program, the licenses granted in Sections 2.1(a) and 2.1(b) shall terminate.

(b)	In the event Wyeth shall be an Insolvent Party, Curis may, to the extent permitted by applicable law, terminate this Agreement and all licenses granted by Curis to Wyeth herein will revert to Curis.

10.11

Accrued Rights; Survival. Expiration or termination of this Agreement, for whatever reason, shall not affect any rights or obligations accrued by either Party prior to the effective date of termination. Except to the extent expressly provided otherwise in this Agreement, all of the Parties’ rights and obligations under Articles 8 and 11, and Sections 3.6, 3.7.4, 3.11, 5.7, 6.9 (only with respect

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to sale of Agreement Products made prior to termination or expiration), 6.11 (only for the three (3) year period specified therein), 7.5-7.8 (only with respect to activities occurring prior to termination or expiration), 10.9, 12.3, 12.4, 12.5, 12.6, and 12.12 shall survive any expiration or termination of this Agreement.

10.12	Liabilities. Termination of this Agreement shall not release either Party from any liability which shall have accrued at the time of termination, or preclude either Party from pursuing all rights at law and in equity with respect to any material breach under this Agreement. Notwithstanding the foregoing, neither Party will be liable for punitive, exemplary or consequential damages incurred by the other Party arising out of any material breach under this Agreement.

11.	INDEMNITY; INSURANCE.

11.1	Indemnification by Wyeth. Wyeth will indemnify, defend and hold harmless Curis, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Curis Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) which the Curis Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of (i) any claims of any nature (other than claims by Third Parties relating to patent infringement) arising out of (y) the conduct of the Research Program or use of Collaboration Technology by, on behalf of or under authority of, Wyeth (other than by Curis) or (z) research, development and/or commercialization of Agreement Compounds or Agreement Products by, on behalf of or under authority of, Wyeth (other than by Curis) and/or (ii) the material breach of any Wyeth representation or warranty set forth herein, except in each case, to the extent caused by the negligence or willful misconduct of Curis or any Curis Indemnified Party.

11.2

Indemnification by Curis. Curis will indemnify, defend and hold harmless Wyeth, its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Wyeth Indemnified Party”) from and against and all Liability which the Wyeth Indemnified Party may be required to pay to one or more Third Parties arising out of (i) any claims of any nature (other than claims by Third Parties relating to patent infringement) arising out of the conduct of the Research Program by, on behalf of, or under the authority of Curis (other than by Wyeth), (ii) the research, development and/or commercialization of any Reverted Compound by, on behalf of or under authority of, Curis (other than by Wyeth with respect to an Option Product) and/or (iii) the material breach of any Curis

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representation or warranty set forth herein, except in each case, to the extent caused by the negligence or willful misconduct of Wyeth or any Wyeth Indemnified Party.

11.3	Procedure. Each Party will notify the other in the event it becomes aware of a claim for which indemnification may be sought hereunder. In case any proceeding (including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 11, such Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing within twenty (20) days after such a claim of action, proceeding or lawsuit has been filed, initiated or served and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any claims that are the subject matter of such proceeding. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. The Indemnified Party shall cooperate with the Indemnifying Party in the defense of such matter. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. All such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

11.4

Insurance. Each Party further agrees to use its Commercially Reasonable Efforts to obtain and maintain, during the term of this Agreement, Commercial General Liability Insurance, including Products Liability Insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Sections 11.1 or 11.2, as applicable, or self-insurance, with limits of not less than

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five million dollars ($5,000,000.00) per occurrence and in the aggregate. Insurance (other than self-insurance) shall be secured with carriers having an A.M. Best Rating of A-VII or better. Neither Party’s policy shall be canceled, changed or subject to non-renewal without the other Party receiving thirty (30) days prior written notice.

12.	MISCELLANEOUS.

12.1	Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the written consent of the other Party; provided, that, after the Research Term, either Wyeth or Curis may, without such consent, assign this Agreement in connection with the transfer or sale of all or substantially all of its assets and business, if such assets include all of the assets and employees relating to its performance of its respective obligations hereunder, or in the event of its merger or consolidation with another company at any time during the term of this Agreement; provided further, however, that Wyeth may assign this Agreement to an Affiliate without Curis’ consent. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve either Party of responsibility for the performance of any accrued obligation that such Party then has hereunder.

12.2	Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any of its obligations under this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party or from fire, floods, embargoes, war, acts of war (whether war be declared or not), terrorist actions, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other Party; provided, that the affected Party uses reasonable efforts to prevent and mitigate the effect of any such cause.

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12.3	Notices. Any notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile or courier, postage prepaid, addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee:

If to Wyeth:	Wyeth Pharmaceuticals
500 Arcola Road
Collegeville, PA 19426
Attention: Senior Vice President, Business Development
Fax: (484) 865-9301

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Copy to:	Wyeth
5 Giralda Farms
Madison, NJ 07940 USA
Attention: General Counsel
Fax: (973) 660-7156

If to Curis:	Curis Incorporated
61 Moulton Street
Cambridge, MA 02138
Attention: President
Fax: (617) 354-2407

12.4	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (USA), without giving effect to the choice of law provisions thereof.

12.5	Dispute Resolution.

12.5.1	Executive Mediation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement that relate to any Party’s rights or obligations hereunder. Except as otherwise provided in Section 10.4 hereof, in the event of the occurrence of any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, any Party may, by written notice to the other, have such dispute referred to their respective officer designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Any negotiations regarding a dispute are confidential and shall be treated as compromise and settlement negotiations for purposes of the U.S. Federal Rules of Evidence and any similar rules of evidence. Said designated officers are as follows:

For Curis - President

For Wyeth - President, Pharmaceutical Products Division.

12.5.2

Remedies. If the dispute has not been resolved by non-binding means as provided herein within one hundred eighty (180) days of the initiation of such procedure, either Party may seek any available legal remedies, including litigation as provided in Section 12.5.3 below, it being understood and agreed that neither Party shall have the right to initiate any legal proceedings prior to the end of such one hundred eighty (180) day

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period. It is hereby agreed that the running of any applicable statute of limitation shall be tolled until the executive mediation set forth in Section 12.5.1 is concluded.

12.5.3	Jurisdiction. Any suit filed under this Section 12.5.3 shall be brought in the United States District Court for the Southern District of New York. The Parties hereby irrevocably and unconditionally submit to the jurisdiction of the United States District Court for the Southern District of New York.

12.5.4	Provisional Remedies. The procedures specified in this Section 12.5 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; provided, that a Party, without prejudice to the above procedures, may seek injunctive relief or other provisional judicial relief if in its sole judgment such action is necessary to avoid irreparable damage. Despite such action the parties will continue to participate in good faith in the procedures specified in this Section 12.5.

12.6	No Consequential Damages. IN NO EVENT SHALL EITHER CURIS OR WYETH OR THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (including lost revenues or profits), WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF ARTICLE 11 FOR SUCH DAMAGES CLAIMED BY A THIRD PARTY.

12.7	Entire Agreement. This Agreement, including the Exhibits attached hereto, contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

12.8	Headings. The captions to the several Article or Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles or Sections hereof.

12.9	Severability. Both Parties hereby expressly agree and contract that it is the intention of neither Party to violate any public policy, statutory or common laws,

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rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries; that if any word, sentence, paragraph, clause or combination thereof of this Agreement is found, by a court or executive body with judicial powers having jurisdiction over this Agreement or any of the Parties hereto, in a final unappealed order, to be in violation of any such provisions in any country or community or association of countries, such words, sentences, paragraphs, clauses or combination shall be inoperative in such country or community or association of countries and the remainder of this Agreement shall remain binding upon the Parties hereto.

12.10	Independent Contractors. It is expressly agreed that Curis and Wyeth shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither Curis nor Wyeth shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the Party to do so.

12.11	Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

12.12	Interpretation. All references in this Agreement to an Article, Section or Exhibit shall refer to an Article, Section or Exhibit in or to this Agreement, unless otherwise stated. Any reference to any federal, national, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” and similar words shall mean including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. References in this Agreement to “provisions of this Agreement” refer to the terms, conditions and promises contained in this Agreement taken as a whole. All references to days, months, quarters or years are references to business days, calendar months, calendar quarters, or calendar years. References to the singular include the plural.

12.13

Performance by Affiliates. The Parties recognize that each of them may carry out certain obligations under this Agreement through performance by Affiliates. Each of the Parties hereby guarantees that the activities of its Affiliates under this Agreement shall comply with this Agreement, remains primarily liable under this Agreement for all of its obligations hereunder notwithstanding any assignment to an Affiliate or performance or attempted performance of the Party’s obligations by an Affiliate, and agrees that in the event of alleged breach of this Agreement by

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any Affiliate(s), the matter shall be submitted to a single dispute resolution proceeding under Section 12.5 involving the Parties and all Affiliates appropriate to the matter.

12.14	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Signature Date.

CURIS INCORPORATED		WYETH, acting through its WYETH PHARMACEUTICALS DIVISION

By	/s/ Daniel Passeri	By	/s/ Mark L. Lee
	Daniel Passeri		Mark L. Lee
	President and Chief Executive Officer		Senior Vice President

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EXHIBIT 1.23

CURIS PATENT RIGHTS

SEE ATTACHED PAGES

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EXHIBIT 1.26

CURIS THIRD PARTY AGREEMENTS

The Agreement [**]

The License Agreement [**]

1. The License Agreement [**] The License Agreement [**] The Agreement [**]

The License Agreement [**]

[**] Agreement [**]

2. [**] Agreement [**] national Pte Ltd.

The Subscription, Joint Development and Operating Agreement [**]

[**] Agreement [**]

[**] Agreement [**]

[**] Agreement [**]

3. [**] Agreement [**]

4. [**] Agreement [**].

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EXHIBIT 9.2

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

9.2 (a)	[**]

9.2 (e)	[**]
9.2 (h)	[**]
9.2(j)	[**].

1